UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _______)

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OXIS International, Inc.
(Name of Registrant as Specified in Its Charter)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 25, 2011

TO THE STOCKHOLDERS OF OXIS INTERNATIONAL, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of OXIS International, Inc., a Delaware corporation, will be held on August 25, 2011 at 10:00 a.m. local time at 1801 Century Park East, Suite 1600, Los Angeles, California 90067 for the following purposes:

(1)	To elect five directors to serve until the next annual meeting of stockholders and until their successors are duly elected;

(2)
To approve of an amendment to our certificate of incorporation to effect a reverse stock split of our outstanding common stock at any time prior to the next annual meeting of stockholders in a ratio of between 1-for-5 and 1-for-20, as determined in the discretion of our board of directors;

(3)	To approve the adoption of our 2010 Equity Incentive Plan;

(4)	To ratify the appointment of Seligson & Giannattasio, LLP as our independent registered public accounting firm for 2011; and

(5)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

The close of business on July 1, 2011 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment or postponement thereof.

Accompanying the Notice is a proxy card.  Whether or not you expect to be at the annual meeting, please complete, sign and date the enclosed proxy and return it promptly.  If you plan to attend the annual meeting and wish to vote your shares personally, you may do so at any time before your proxy is voted.

All stockholders are cordially invited to attend the annual meeting.

By order of the Board of Directors,

Anthony J. Cataldo
Chairman of the Board of Directors
July 13, 2011

Beverly Hills, California

468 N. Camden Drive
Beverly Hills, California 90210
(310) 860-5184

PROXY STATEMENT

This proxy statement contains information related to the annual meeting of stockholders (the “Annual Meeting”) of OXIS International, Inc. to be held on Thursday, August 25, 2011, beginning at 10:00 a.m. local time at 1801 Century Park East, Suite 1600, Los Angeles, California 90067 and at any postponements or adjournments thereof.

The Board of Directors of OXIS International, Inc. (“Board”) is soliciting proxies to be voted at the Annual Meeting.  As permitted by the Securities and Exchange Commission (“SEC”), OXIS is providing most stockholders with access to our proxy materials over the Internet rather than in paper form.  Accordingly, on or about July 11, 2011, we mailed to most stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy materials over the Internet.  If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials in the mail.  Instead, the notice instructs you on how to access and review all of the important information contained in this Proxy Statement and the 2010 Annual Report.  The notice also instructs you on how you may submit your proxy to vote by mail, by telephone or via Internet.  If you received a notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the notice.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Stockholders Meeting to be Held on August 25, 2011

This proxy statement, the accompanying proxy card or voting instruction card and our 2010 Annual Report are also available at www.edocument.view.com/OXIS.  This website address contains the following documents: the Notice of the Annual Meeting, this Proxy Statement and our 2010 Annual Report. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

PROXY MATERIALS

Why am I receiving these materials?

The Board of Directors (“Board”) of OXIS International, Inc., a Delaware corporation (“OXIS,” “our,” “us,” “the Company,” or “we”), is providing these proxy materials in connection with our Annual Meeting of stockholders, which will take place on August 25, 2011.  As a stockholder, you are entitled to attend the Annual Meeting and vote on the items of business described in this proxy statement.  This proxy statement includes information that we are required to provide to you under the rules of the SEC and that is designed to assist you in voting your shares.

What is included in the proxy materials?

The proxy materials include:

•	This proxy statement;
•	The accompanying letter to stockholders from our President and copy of our 2010 Annual Report, which consists primarily of our 2010 Annual Report on Form 10-K; and
•	A proxy card or a voting instruction card for the Annual Meeting.

What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, our Board and our Board committees, the compensation of our directors and current executive officers for fiscal 2010, and other required information.

How may I obtain a copy of OXIS’s 2010 Annual Report on Form 10-K?

A copy of our 2010 Annual Report accompanies this proxy statement.  Stockholders may request another free copy of our Form 10-K by writing or calling OXIS International, Inc., 468 N. Camden Drive, Beverly Hills, California 90210, Attention: Corporate Secretary, (310) 860-5184.

We also will furnish a copy of any exhibit to our 2010 Form 10-K if requested by stockholders free of charge, without exhibits.  We will also furnish to such persons a copy of any exhibits to our annual report on Form 10-K for a fee of $0.20 per page, payable in advance.  This fee covers only our reasonable expenses of furnishing the copy.

How may I request multiple sets of proxy materials if two or more stockholders reside in my household?

To minimize our expenses, one proxy statement and copy of our Form 10-K may be delivered to two or more stockholders who share an address unless we have received contrary instructions from one or more of the stockholders.  We will deliver promptly upon written or oral request a separate proxy statement and copy of our Form 10-K to a stockholder at a shared address to which a single proxy statement and copy of our Form 10-K was delivered.  Requests for additional proxy statements and copies of our Form 10-K, and requests that in the future separate documents be sent to stockholders who share an address, should be directed to OXIS International, Inc., 468 N. Camden Drive, Beverly Hills, California 90210, Attention: Corporate Secretary, (310) 860-5184, or to Broadridge Financial Solutions, Inc. at (800) 542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

How may I request a single set of proxy materials for my household?

If you share an address with another stockholder and have received multiple copies of the proxy materials, you may write or call us as set forth in the preceding paragraph to request delivery of a single copy of materials in the future.

What should I do if I receive more than one set of proxy materials?

You may receive more than one set of proxy materials, including multiple proxy cards or voting instruction cards.  For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares.  If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card.  Please complete, sign, date, and return each proxy card and voting instruction card that you receive in order to ensure that all of your shares are voted at the Annual Meeting.

VOTING INFORMATION

What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

•	The election of five directors to serve until the next annual meeting of stockholders and until their successors are duly elected;
•
The approval of an amendment to our certificate of incorporation to effect a reverse stock split of our common stock at any time prior to the next annual meeting of stockholders in a ratio of between 1-for-5 and 1-for-20, as determined in the discretion of our Board;

•	The approval of the adoption of our 2010 Equity Incentive Plan; and
•	The ratification of Seligson & Giannattasio, LLP as our independent registered public accounting firm for 2011.

What is the purpose of the amendment to effect a reverse stock split?

We are proposing that our stockholders approve of an amendment to our certificate of incorporation to effect a reverse stock split of our outstanding common stock at any time prior to the next annual meeting of stockholders in the ratio of between 1-for-5 and 1-for-20, with any decision whether or when to implement the amendment and effect the reverse stock split and in what ratio, to be determined by our Board in its discretion.  The text of the amendment of our certificate of incorporation to effect the reverse stock split is attached to this proxy statement as Appendix A.  Our Board in its discretion also may determine not to proceed with any reverse stock split.  The amendment to our certificate of incorporation and the reverse stock split will be effected if our Board determines that it is in the best interests of OXIS and our stockholders to do so.  In determining whether to effect the reverse stock split and the reverse stock split ratio, our Board may consider a number of factors, including the historical and current trading prices and the trading volume of our common stock.

What would the reverse stock split entail?

The reverse stock split would reduce the number of issued and outstanding shares of our common stock for purposes of seeking to increase the trading price and investor interest in our common stock and facilitating the possible future listing of our common stock on The Nasdaq Stock Market or other national exchange.

Are there any risks associated with a reverse stock split?

Yes.  While we expect that a reverse stock split would result in an immediate increase in the trading price of our common stock, other factors may adversely affect our stock price, and there can be no assurance that our stock price will increase following the reverse stock split or will not decrease in the future.  Because the reverse stock split will reduce the number of shares of our common stock available in the public market, including the number of shares in the public float (i.e., the shares that trade on the public markets), the reverse stock split may adversely affect the trading market for our common stock.

How will the reverse stock split affect my shares and rights as a stockholder?

In the reverse stock split, the number of shares of our common stock that you own would be combined into a smaller number of shares.  The specific number of shares you hold following a reverse stock split would depend on the specific reverse stock split ratio.  For example, in a reverse stock split of 1-for-10, each 10 shares of our common stock that you own would be combined into one share of common stock.

The reverse stock split would not affect the number of shares of Series C Preferred Stock, Series H Convertible Preferred Stock (“Series H Preferred Stock”), and Series I Convertible Preferred Stock (“Series I Preferred Stock”) that you may own, but would reduce proportionately the number of shares of common stock into which your shares of such preferred stock would be convertible and increase proportionately the conversion price per share of your preferred stock.

Since the reverse stock split will affect all stockholders uniformly, it will not affect any stockholder’s percentage ownership in OXIS or voting rights or other rights and preferences of our outstanding stock.

Are there tax consequences to me of the reverse stock split?

We believe that there will be no U.S. federal income tax consequences of the reverse stock split to our U.S. stockholders.  We urge stockholders, however, to consult their own tax advisors regarding the tax consequences of a reverse stock split.

Are dissenters’ rights available in connection with the reverse stock split?

No.

Should I send in my stock certificates in connection with the reverse stock split?

No.  Do not send us your stock certificates.

What happens if additional matters are presented at the Annual Meeting?

Other than the four proposals described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting.  If you grant a proxy, the persons named as proxy holders, Bernard Landes and Michael Handelman, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.  If for any reason any of our nominees is no longer a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board.

How does the Board of Directors recommend that I vote?

Our Board recommends that you vote your shares FOR each of the proposals described in this proxy statement.

What shares can I vote?

You may vote all shares owned by you as of the close of business on July 1, 2011, the record date for the Annual Meeting, whether such shares are held of record or beneficially.  There is no cumulative voting.

On the record date, OXIS had outstanding (i) 209,444,664 shares of common stock, (ii) 96,230 shares of Series C Preferred Stock, (iii) 25,000 shares of Series H Preferred Stock, and (iv) 1,666,667 shares of Series I Preferred Stock.  A holder of Common Stock is entitled to one vote for each share of Common Stock held on the record date for each of the Proposals. The holders of our Series C Preferred Stock, Series H Preferred Stock, and Series I Preferred Stock are entitled to vote on all matters voted on by holders of our Common Stock, voting as a single class with the holders of Common Stock. The holders of our Series C Preferred Stock and Series I Preferred Stock have a number of votes equal to the number of shares of Common Stock issuable if all such outstanding shares of preferred stock were converted.  The outstanding shares of Series H Preferred Stock are owned by Theorem Group, LLC (“Theorem Group”).   Each outstanding share of Series H Preferred Stock is entitled to a number of votes equal to (A) the number of shares of Common Stock that such share of preferred stock could, at such time, be converted into (B) multiplied by 100.  The Series H Preferred Stock is currently convertible into 2,500,000 shares of Common Stock.  Accordingly, Theorem Group has the voting power of 250,000,000 shares.  Because of Series H Preferred Stock has the voting power of 250,000,000 shares, the total maximum number of votes that can be cast at the Annual Meeting will be 461,207,561 votes (representing the sum of the number of votes that can be cast by the holders of the outstanding Common Stock, the number of votes that can be cast by the 96,230 shares of Series C Preferred Stock, the number of votes that can be cast by the 1,666,667 shares of Series I Preferred Stock, and the 250,000,000 votes that can be cast by the 25,000 shares of Series H Preferred Stock).

How can I vote my shares in person at the Annual Meeting?

Shares held in your name as the stockholder of record may be voted by you in person at the Annual Meeting.  Shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker or nominee that holds your shares giving you the right to vote the shares.  Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting.  If you are a stockholder of record, you may submit your proxy to vote by mail, by telephone or via Internet.  If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker or nominee.  For directions on how to vote, please refer to the instructions on the Notice of Internet Availability of Proxy Materials provided by your broker or nominee.

May I change my vote?

You may change your vote at any time prior to the vote at the Annual Meeting.  If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), or by attending the Annual Meeting and voting in person.  Attendance at the meeting, alone, will not cause your previously granted proxy to be revoked unless you specifically make that request.  For shares you hold beneficially in the name of a broker or other nominee, you may change your vote by submitting new voting instructions to your broker or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

How are votes counted?

In the election of directors, you may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to each of the nominees.   If you elect to abstain in the election of directors, the abstention will not impact the election of directors.  In tabulating the voting results for the election of directors, only “FOR” and “AGAINST” votes are counted.

You also may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to (1) the proposal to approve of an amendment to our certificate of incorporation to effect a reverse stock split of our common stock at any time prior to the next annual meeting of stockholders in a ratio of between 1-for-5 and 1-for-20, as determined in the discretion of our Board, (2) the approval of the adoption of our 2010 Equity Incentive Plan, and (3) the proposal to ratify the appointment of Seligson & Giannattasio, LLP as our independent registered public accounting firm for 2011.  If you elect to abstain from voting on these proposals, the abstention will have the same effect as an “AGAINST” vote.

If you provide specific voting instructions for one or more proposals, your shares will be voted as instructed.  If you vote by proxy card or voting instruction card and sign the card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board.  Our Board recommends that you vote FOR each of the proposals described in this proxy statement.

What is the voting requirement to approve the proposals?

  The Common Stock and all three outstanding series of preferred stock vote together as a single class.  In the election of directors, the five director candidates receiving the highest number of affirmative votes will be elected.  Approval of the proposal to an amendment to our certificate of incorporation to effect a reverse stock split of our common stock at any time prior to the next annual meeting of stockholders in a ratio of between 1-for-5 and 1-for-20, as determined in the discretion of our Board, requires the affirmative vote of a majority of outstanding stock entitled to vote thereon.  Approval of the adoption of our 2010 Equity Incentive Plan, and the ratification of the appointment of our independent registered public accounting firm for 2011, requires the affirmative vote of a majority of those shares present in person or represented by proxy and voting on that proposal at the Annual Meeting.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters.  If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Which proposals are considered “routine” or “non-routine”?

The ratification of the appointment of Seligson & Giannattasio, LLP as our independent registered public accounting firm for 2011 is considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with that proposal.

The election of directors, the proposal to approve of an amendment to our certificate of incorporation to effect a reverse stock split of our common stock at any time prior to the next annual meeting of stockholders, and the approval of the adoption of our 2010 Equity Incentive Plan, are considered non-routine matters under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes with respect to either of these proposals.

Who will serve as inspector of elections?

The inspector of elections will be an officer of OXIS.

Who will bear the cost of soliciting votes for the Annual Meeting?

We are making this solicitation and will pay the costs of preparing, assembling, printing, mailing and distributing the proxy materials and soliciting votes.  We will also reimburse banks, brokers and other nominees for their costs of sending our proxy materials to beneficial owners.  Directors, officers or other employees of ours may also solicit proxies from stockholders in person, by telephone, facsimile transmission or other electronic means of communication without additional compensation.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary results of voting at the Annual Meeting and publish the final results in a Form 8-K filed with the SEC shortly after our Annual Meeting.

What if I have questions for OXIS’s transfer agent?

Please contact our transfer agent, at the phone number or address listed below, with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Computershare Trust Company, N.A.
250 Royall St
Canton, MA 02021
(800) 962-4284

ANNUAL MEETING INFORMATION

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement.  In addition, management will report on our performance during 2010 and respond to appropriate questions from stockholders.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting.

How many shares must be present or represented to conduct business at the Annual Meeting?

In order to convene the annual meeting and for a quorum to exist for transacting business, holders of a majority of shares eligible to vote, taken together as a single class, must be present in person or represented by proxy.  Therefore, in order to have a quorum, we need a majority of the sum of the voting power of our Common Stock, Series C Preferred Stock, Series H Preferred Stock, and Series I Preferred Stock to be present in person or by proxy.

STOCKHOLDER PROPOSALS, DIRECTOR NOMINATIONS AND RELATED BYLAW PROVISIONS

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders?

You may submit proposals for consideration at future stockholder meetings.  For a stockholder proposal to be considered for inclusion in our proxy statement for the annual meeting next year, the written proposal must be received by our Corporate Secretary, at our principal executive offices, no later than March 15, 2012.  If the date of next year’s annual meeting is moved more than 30 days before the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in our proxy statement is instead a reasonable time before we begin to print and mail our proxy materials.  Such proposals also will need to comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.  Proposals should be addressed to Corporate Secretary, OXIS International, Inc., 468 N. Camden Drive, Beverly Hills, California 90210, (310) 860-5184.

How may I recommend or nominate individuals to serve as directors?

You may propose director candidates for consideration by our Board.  Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to our Corporate Secretary at the address set forth above.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Director Independence

Our common stock is traded on the OTC Bulletin Board, which does not maintain any standards regarding the “independence” of the directors on our Board, and we are not subject to such requirements of any national securities exchange or inter-dealer quotation system.

In the absence of such requirements, we have elected to use the definition for “director independence” under The Nasdaq Stock Market’s listing standards, which defines an “independent director” as “a person other than an officer or employee of us or its subsidiaries or any other individual having a relationship, which in the opinion of the board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.” The definition further provides that, among others, employment of a director by us (or any parent or subsidiary of ours) at any time during the past three years is considered a bar to independence regardless of the determination of our Board.

Our Board has determined that each of Messrs. Thomas W. Hoog, Kenneth Eaton, Anshuman “Andy” Dube and David Saloff is an independent director as defined in The Nasdaq Stock Market listing standards.

Board of Director Meetings

All directors elected or approved to our Board hold office until the next annual meeting of stockholders and the election of their successors. During 2010, our Board held 6 meetings, and each director who was in office at that time attended at least 75% of such meetings.  The Audit Committee of our Board met 4 times during 2010, and all Audit Committee members were present at those meetings.

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by Board members at the Annual Meeting of stockholders, directors are strongly encouraged to attend Annual Meetings of stockholders. All of our directors are expected to attend the upcoming Annual Meeting.

Board Committees

Our Board has a standing Audit Committee, Nominating and Governance Committee, and Compensation Committee.

Audit Committee.  The Audit Committee operates pursuant to a written charter. Among other things, the Audit Committee is responsible for:

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•
hiring our independent registered public accounting firm, and coordinating the oversight and review of the adequacy of our internal control over financial reporting with both management and the independent registered public accounting firm; and

•	reviewing and, if appropriate, approving all transactions between our company or its subsidiaries and any related party.

As of the date of this proxy statement, Anshuman “Andy” Dube and Thomas Hoog constitute the members of the Audit Committee.  Each of Messrs. Anshuman “Andy” Dube and Thomas Hoog is a non-employee director and independent as defined under The Nasdaq Stock Market’s listing standards.  Mr. Dube has significant knowledge of financial matters, and our Board has designated him as the “audit committee financial expert” of the Audit Committee.

Nominating and Governance Committee.  The Nominating and Governance Committee recommends candidates to be nominated for election as directors at our annual meeting, consistent with criteria approved by the Board; develops and regularly reviews corporate governance principles and related policies for approval by the Board; oversees the organization of the Board to discharge the Board’s duties and responsibilities properly and efficiently; and sees that proper attention is given and effective responses are made to stockholder concerns regarding corporate governance.  The Nominating and Governance Committee also reviews proposed changes to our Certificate of Incorporation, Bylaws and Board committee charters and conducts ongoing reviews of potential related party transactions and conflicts of interest, including the review and approval of all “related person transactions” as defined under SEC rules.

Usually, nominees for election to our Board are proposed by our existing directors.  In identifying and evaluating individuals qualified to become Board members, our current directors will consider such factors as they deem appropriate to assist in developing a board of directors and committees thereof that are diverse in nature and comprised of experienced and seasoned advisors.  Our Board of Directors has not adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the Board.  However, our Board believes that membership should reflect diversity in its broadest sense, but should not be chosen nor excluded based on race, color, gender, national origin or sexual orientation.  In this context, the Board does consider a candidate’s experience, education, industry knowledge and, history with the Company, and differences of viewpoint when evaluating his or her qualifications for election to the Board.   In evaluating such candidates, the Board seeks to achieve a balance of knowledge, experience and capability in its composition. In connection with this evaluation, the Board determines whether to interview the prospective nominee, and if warranted, one or more directors interview prospective nominees in person or by telephone.

As of the date of this proxy statement, Anshuman “Andy” Dube and Thomas Hoog constitute the members of the Nominating and Governance Committee.

Compensation Committee.  The Compensation Committee is responsible for the compensation of our executives and directors; reviews and approves any reports required by the SEC for inclusion in the annual proxy statement; provides general oversight of our compensation structure; and, if deemed necessary, retains and approves the terms of the retention of compensation consultants and other compensation experts.  Other specific duties and responsibilities of the Compensation Committee include reviewing senior management selection and overseeing succession planning; reviewing and approving objectives relevant to executive officer compensation, evaluating performance and determining the compensation of executive officers in accordance with those objectives; approving severance arrangements and other applicable agreements for executive officers; overseeing our equity-based and incentive compensation; and establishing compensation policies and practices for service on the Board and its committees and for the Chairman of the Board.

As of the date of this proxy statement, Anshuman “Andy” Dube and Thomas Hoog constitute the members of the Compensation Committee.

Legal Proceedings

We are not aware of any material proceedings to which any of our current directors and nominees, or any of their respective associates, is a party adverse to the Company or any of its subsidiaries, or has a material interest adverse to the Company.

Communications with the Board of Directors

Stockholders may communicate directly with the Board by writing to them at Board of Directors, c/o Corporate Secretary, 468 N. Camden Drive, Beverly Hills, California 90210.  Such communications will be forwarded to the director or directors to whom it is addressed, except for communications that are (1) advertisements or promotional communications, (2) solely related to complaints with respect to ordinary course of business customer service and satisfaction issues, or (3) clearly unrelated to the Company’s business, industry, management or Board or committee matters.

Code of Ethics

Our Board of Directors has adopted a code of ethics that applies to our principal executive officers, principal financial officer or controller, or persons performing similar functions (“Code of Ethics”).  A copy of our Code of Ethics is attached as Appendix C.  Additional copies will be furnished without charge to any person upon request.  Requests should be sent to Corporate Secretary, 468 N. Camden Drive, Beverly Hills, California 90210, (310) 860-5184.

Board Leadership Structure and Role in Risk Oversight

Our Board does not have a formal policy on whether the positions of Chairman of the Board and Chief Executive Officer are to be held by the same person. However, our Board believes it is important to select the Company’s Chairman and Chief Executive Officer in the manner it considers in the best interests of the Company at any given time.  Accordingly, the Chairman and Chief Executive Officer positions may be filled by one individual or by two different individuals, as determined by our Board based on circumstances then in existence. Until earlier this year, one individual, Anthony Cataldo, did serve in both capacities until his resignation as our Chief Executive Officer.  Mr. Cataldo continues to serve as our Chairman of the Board.

We had limited number of officers and directors and our operations were limited to the development of our new business.  However, as the size of our company has grown and we have increased the size of the Board and we now have separate persons serving as our Chairman of the Board and principal executive officer.  Mr. Cataldo currently serves as Chairman, and Bernard Landes is our President.  Mr. Landes is not a member of our Board of Directors.

Management is responsible for the day-to-day management of risks the Company faces, while the Board as a whole plays an important role in overseeing the identification, assessment and mitigation of such risks.  For example, the oversight of financial risk management lies primarily with the Board’s audit committee, which is empowered to appoint and oversee our independent auditors, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management and our Board.  In fulfilling its risk oversight responsibility, the Board, as a whole and acting through any established committees, regularly consults with management to evaluate and, when appropriate, modify our risk management strategies.

Director Compensation

On July 1, 2010, our Board adopted a compensation policy for non-employee directors (the “2010 Compensation Policy”), which new policy became effective as of July 1, 2010.  Pursuant to the Compensation Policy, non-employee directors were entitled to receive the following benefits, among others, in consideration for their services as directors of the Company:

•	Monthly cash payments of $1,500;

•	Annual grants of non-qualified stock options to purchase up to 250,000 shares of the Company’s common stock;

•	Participation in the Company’s stock option plans; and

•	Reimbursement of certain expenses incurred in connection with attendance of meetings of our Board and Board Committee.

Effective July, 1, 2011 the OXIS Board of Directors adopted a new compensation plan pursuant to which it agreed to pay each member of its Board of Directors an annual base fee of $30,000 for serving as a director, plus $1,250 per month for serving on as the chairperson of any committee of the Board, plus $500 per month for serving as a member any committee of the Board.  The annual base fee is paid in equal quarterly installments.  In addition, as part of the Board’s new compensation package, Messrs. Hoog, Eaton and Saloff shall also receive a non-qualified stock option to purchase $70,000 worth ($70,000 divided by the stock price on the date of grant) of  shares of Common Stock.

The following table sets forth information concerning the compensation paid to each of our non-employee directors during 2010 for their services rendered as directors.  The compensation of Mr. Cataldo, who has served as our Chief Executive Officer and as a director during 2010, is described below in “Executive Compensation – Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)
Anshuman “Andy” Dube	-	-	-
Thomas W. Hoog	$9,000	$4,202	$13,202

PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1

ELECTION OF DIRECTORS

There are five nominees for election to our Board this year.  Each director is elected annually to serve until the next annual meeting or until his successor is elected.  There are no family relationships among our executive officers and directors.

The five director candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected.

If you sign your proxy or voting instruction card, but do not give instructions with respect to voting for directors, your shares will be voted FOR the five nominees recommended by the Board.  If you wish to give specific instructions with respect to voting for directors, you may do so by indicating your instructions on your proxy card or voting instruction card.

All of the nominees have indicated to OXIS that they will be available to serve as directors.  In the event that any nominee should become unavailable, however, the proxy holders, Mr. Bernard Landes and Mr. Michael Handelman, will vote for a nominee or nominees designated by the Board.

Name	Age
Anthony J. Cataldo	60
Anshuman Dube (1)(2)(3)	35
Thomas W. Hoog (1) (2)(3)	72
Kenneth Eaton	52
David Saloff	58

(1)	Member of our Compensation Committee
(2)	Member of our Nominating and Corporate Governance Committee
(3)	Members of our Audit Committee

Anthony J. Cataldo was elected as our Chief Executive Officer and Chairman of our Board of Directors on March 26, 2009.  On June 1, 2011, Mr. Cataldo resigned from his position as Chief Executive Officer in June 2011, but continues to serve as Chairman of the Board.  Mr. Cataldo served as Chief Executive Officer and Chairman of the Board of VoIP, Inc., a public company and provider of Voice over Internet Protocol (VoIP) communications, from September 2006 through April 2008.  Mr. Cataldo currently also is the Chief Executive Officer and Chairman of the Board of Green St.  Energy, Inc., a public company that intends to enter the alternative energy business.  Mr. Cataldo joined Green St.  Energy, Inc., in September 2008.  From October 2003 through August 2006, Mr. Cataldo has served as non-executive Chairman of the Board of Directors of BrandPartners Group, Inc., a public company provider of integrated products and services dedicated to providing financial services and traditional retail clients with turn-key environmental solutions.  Mr. Cataldo also served as non-executive Co-Chairman of the board of MultiCell Technologies, Inc., a public company supplier of functional, non-tumorigenic immortalized human hepatocytes, from February 2005 through July 2006.  Mr. Cataldo has also served as Executive Chairman of Calypte Biomedical Corporation, a publicly traded biotechnology company, involved in the development and sale of urine based HIV-1 screening tests from May 2002 through November 2004.  Prior to that, Mr. Cataldo served as the Chief Executive Officer and Chairman of the Board of Directors of Miracle Entertainment, Inc., a Canadian film production company, from May 1999 through May 2002 where he was the Executive Producer or Producer of several motion pictures.  From August 1995 to December 1998, Mr. Cataldo served as President and Chairman of the Board of Senetek, PLC, a publicly traded biotechnology company involved in age-related therapies.

 Anshuman “Andy” Dube was appointed to our Board of Directors on March 5, 2010.  Mr. Dube co-founded and is the managing director of Theorem Capital, LLC, a Los Angeles-based private equity firm specializing in consumer brands, a position which he has held since its inception in early 2005.  Mr. Dube was an active angel investor in various companies including PayPal (sold to eBay), WebEx (NASD: WEBX), and Dollar Networks (sold to Centerpoint).  Mr. Dube holds a B.S. degree in Computer Engineering from the University of Southern California.

 Thomas W. Hoog was appointed to our Board of Directors effective July 1, 2010.  Mr. Hoog  has served as special counsel to the global chairman of Hill & Knowlton., a public relations firm since 2005. Mr. Hoog previously served as President and CEO of Hill & Knowlton, from 1996 through 2001.  His responsibilities included managing the firm’s 13 US offices, leading its acquisition strategy, developing client strategies, overseeing the firm’s profit-and-loss centers, and redefining the US Company’s corporate culture.  Before he became President and CEO of Hill & Knowlton, Mr. Hoog served as Chairman of its Public Affairs practice and as General Manager of its New York and Washington offices.  Prior to joining Hill & Knowlton, he founded and served as President of Hoog and Associates, Inc., a Colorado-based governmental affairs firm with offices in Washington, D.C. and Orange County, California.

Kenneth Eaton was appointed to our Board of Directors on June 27, 2011.  Mr. Eaton has over 25 years of experience in operational and merchandising in big box retail organizations, and is the Co-Founder and Executive Director of Silverlink Holdings, a position he has held since September 2007.  Silverlink Holdings operates a consumer products company with distribution in North America and Asia.  Prior to founding Silverlink in 2007, Mr. Eaton served in various capacities at Wal-Mart, including VP Divisional Merchandising Manager (DMM) and SR VP General Merchandising Manager (GMM) since 1987.  In 2001, Mr. Eaton was appointed to lead the formation of Wal-Mart’s global procurement division.

David Saloff was appointed to our Board of Directors on June 30, 2011.  Mr. Saloff is currently the Chief Executive Officer of Age Reversal, Inc., a position he has held since September 2010.  Since January 2004, Mr. Saloff has been the managing partner of Palisades Partners, LLC, a firm that provides consulting services to the medical technical field.  Additionally, Mr. Saloff has served as the Chief Business Development Officer of Ivivi Technologies Inc. from August 2008 to February 12, 2010, and as the Executive Vice President of Sales and Marketing since August 2008. Mr. Saloff also served as Chief Executive Officer of Ivivi Technologies Inc. from July 2004 to October 2006, President from July 2004 to August 2008 and as its Co-Chief Executive Officer from October 2006 to August 2008. He served as the President of LifeWaves International from November 1999 to September 2003. He served as President of Palisades Partners from September 2003 to December 2003. In 1992, Mr. Saloff founded Electropharmacology, Inc., and was responsible for the design, development and subsequent FDA clearance of the SofPulse device. He served as Vice President of Electropharmacology, Inc. Prior to starting EPI, he served as Consultant of DH Blair, Inc. Mr. Saloff served as Chief Operating Officer of Xsirius since 1991 and also served as an Executive Vice President of Advanced Photonix, Inc. (API). In 1982, Mr. Saloff joined Akros Manufacturing as President and Co-owner. He served as an Executive Director of Ivivi Technologies Inc. from July 2004 to February 12, 2010. He served as a Director of ADM Tronics Unlimited Inc. since March 18, 2002. He served as a Director of Advanced Photonix, Inc., since 1991. Mr. Saloff earned his Bachelor of Science degree in Business from Adelphi University.

Our Board recommends that you vote your shares FOR each of the nominees for election to the Board.

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO
EFFECT A REVERSE STOCK SPLIT

Overview

Our Board has unanimously adopted a resolution approving, declaring advisable and recommending to the stockholders for their approval an amendment to our certificate of incorporation to effect a reverse stock split of our issued and outstanding common stock at any time prior to the next annual meeting of stockholders, at any whole number ratio of between 1-for-5 and 1-for-20, in the discretion of our Board.

The form of the amendment to our certificate of incorporation to effect the reverse stock split is attached to this proxy statement as Appendix A.  The amendment to effect the reverse stock split will not change the number of authorized shares of our common stock.

The amendment would entitle our Board to effect a reverse stock split of our common stock at any time prior to the next annual meeting of stockholders and afford our Board the flexibility to choose a reverse stock split ratio designed to maximize the anticipated benefits of the reverse stock split to OXIS and our stockholders.  In determining whether, or when, to implement the reverse stock split and in what ratio, our Board may consider, among other things, factors such as:

•	the historical trading prices and trading volume of our common stock;

•	the then prevailing trading price and trading volume of our common stock and the anticipated impact of the reverse stock split on the trading market for our common stock;

•	the affect on our ability to obtain the listing of our common stock on The Nasdaq Capital Market or other national exchange; and

•	prevailing general market and economic conditions.

Our Board reserves the right not to file the amendment or effect the reverse stock split if our Board deems it to be in the best interests of OXIS and our stockholders.

Reasons for Reverse Stock Split

Our Board adopted the amendment to our certificate of incorporation to effect the reverse stock split, and believes that our stockholders should approve of the amendment and the implementation of the reverse stock split in our Board’s discretion, for the following reasons:

•
The reverse stock split may allow investment in our common stock by a broader range of institutions and other investors such as funds that are prohibited from buying stock whose price is below a certain threshold, thereby potentially increasing the liquidity of our common stock.  The reverse stock split also may help increase broker interest in shares of our common stock as their policies can discourage them from recommending companies with lower stock prices.  Because of the trading volatility often associated with lower-priced stocks, many brokerage houses and institutional investors have adopted internal policies and practices that either prohibit or discourage them from investing in such stocks or recommending them to their customers.  Additionally, because brokers’ commissions on transactions in lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the stock price were substantially higher.

•
Our Board believes that the increase in the trading price of our common stock expected to result from the reverse stock split could decrease price volatility, as small changes in the price of our common stock currently result in relatively large percentage changes in our stock price.

•
Our common stock is traded on the OTC Bulletin Board.  The OTC Bulletin Board is an inter-dealer, over-the-counter market that provides significantly less liquidity than national securities exchanges such as The Nasdaq Stock Market.  We may wish to list our common stock on The Nasdaq Stock Market or other national stock exchange, but we do not currently meet the applicable listing requirements, which include minimum share price requirements.  For example, in order to list our common stock on The Nasdaq Capital Market, we would be required to have a minimum bid price of $4.00 per share.  As of the record date, the closing price of our common stock as quoted on the OTC Bulletin Board was $0.08 per share.  While the reverse stock split may not be sufficient to immediately increase our stock price to $4.00 per share, our Board believes that the reverse stock split may make it easier to achieve that level in the future, thereby facilitating the listing of our common stock on The Nasdaq Stock Market or other national stock exchange.

Possible Disadvantages of Reverse Stock Split

Our Board believes that the potential advantages of the reverse stock split outweigh any possible disadvantages that may result, which include the following:

•
Although our Board expects that the reverse stock split will result in an immediate increase in the price of our common stock, the effect of the reverse stock split cannot be predicted with certainty.  Other factors, such as our financial results, market conditions and the market perception of our business may adversely affect our stock price. As a result, there can be no assurance the reverse stock split would result in the intended benefits described above, or that our stock price will increase following the reverse stock split or will not decrease in the future.

•
Because the reverse stock split will reduce the number of shares of our common stock available in the public market, including the number of shares in the public float (i.e., the shares that trade on the public markets), the trading market for our common stock may be harmed, particularly if our stock price does not increase as a result of the reverse stock split.

Effects of Reverse Stock Split

General

If the reverse stock split is implemented, the principal effect will be to decrease the number of outstanding shares of our common stock based on the reverse stock split ratio selected by our Board.  As of June 30, 2011, approximately 209,444,664 shares of our common stock were outstanding.  Based on this number of outstanding shares and, for illustrative purposes only, assuming a reverse split ratio of 1-for-10, we would have approximately 20,944,466 shares outstanding immediately following the completion of the reverse stock split.

The reverse stock split also would increase proportionately the conversion price per share of all outstanding shares of the Series C Preferred Stock, Series H Preferred Stock and Series I Preferred Stock, and would proportionately reduce the number of shares of any common stock issuable upon conversion.  As a result, while our preferred stockholders will still own the same number of shares of Series C Preferred Stock, Series H Preferred Stock and Series I Preferred Stock, such shares will be convertible into a smaller number of shares of our common stock at a higher conversion price per share.  As a result, the total conversion price of the Series C Preferred Stock, Series H Preferred Stock and Series I Preferred Stock will remain unchanged.  The actual number of shares of common stock into which shares of Series C Preferred Stock, Series H Preferred Stock and Series I Preferred Stock will be convertible following effectiveness of the reverse stock split will depend on the reverse stock split ratio selected by our Board.

The proposed reverse stock split will affect all of our stockholders uniformly, and will not affect any stockholder’s percentage ownership interest in OXIS.  The proposed reverse stock split also will not affect voting rights or other rights and preferences of our outstanding stock or the number of our stockholders of record.

The amendment of our certificate of incorporation to effect the reverse stock split will not change the number of authorized shares of our common stock.  As a result, one of the effects of the reverse stock split will be to effectively increase the proportion of authorized shares of common stock relative to the issued and outstanding shares of our common stock.  This would result in our being able to issue more shares of common stock without further stockholder approval.

The Board of Directors has no present agreement, arrangement, plan or understanding, however, with respect to the issuance of any such additional shares of common stock, other than the issuance of shares, from time to time, in the ordinary course of business to raise additional capital and to fulfill its contractual obligations under its outstanding debentures, options, warrants and other agreements.

Effectiveness of Reverse Stock Split

The amendment of our certificate of incorporation and reverse stock split, if implemented, would become effective upon the filing and effectiveness of the amendment with the Secretary of State of the State of Delaware.  The timing of the filing of the amendment will be determined by our Board.  Our Board also reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the reverse stock split if our Board deems it to be in our best interests and the best interests of our stockholders.

If our Board fails to implement the reverse stock split by the next annual meeting of our stockholders, stockholder approval would once again be required prior to implementing any amendment to our certificate of incorporation or any reverse stock split.

Affect on Stock Certificates

Stockholders should not send in their current stock certificates.  Following the reverse stock split, each stock certificate representing shares of our common stock would represent fewer shares based on the reverse stock split ratio selected by our Board.  For example, a stock certificate evidencing 1,000 shares of our common stock would represent 100 shares of common stock assuming that we were to effect the reverse stock split on a 1-for-10 basis.  Holders of our Series C Preferred Stock, Series H Preferred Stock and Series I Preferred Stock will continue to own the same number of shares of such preferred stock, but such shares will be convertible into a smaller number of shares of our common stock at a higher conversion price per share as described above.

Affect on Company’s Stock Plans

As of June 30, 2011, approximately 14,919,651 shares of our common stock were subject to the exercise of outstanding stock options and other awards under our 1994 Stock Incentive Plan, our 2003 Stock Incentive Plan and our 2010 Stock Incentive Plan (not including shares of common stock that have already been issued in connection with options that have already been granted and exercised), and approximately 14,004,261 additional shares were reserved and available for issuance pursuant to future awards under those plans.

Under these plans, the number of shares reserved and available for issuance and the number, exercise price, grant price or purchase price of shares subject to outstanding awards will be reduced proportionately based on the reverse split ratio selected by our Board if the reverse stock split is effected.  As a result, using the above data as of June 30, 2011, and assuming for illustrative purposes only that a 1-for-10 reverse stock split is effected, the number of shares issuable upon exercise or vesting of outstanding awards would be reduced from 14,919,651 to 1,491,965, and the 14,004,261 shares that were available for future issuance under the 2003 Stock Incentive Plan and the 2010 Stock Incentive Plan be reduced to 199,513 shares and 1,200,913 shares, respectively.

For individual holders, the number of shares subject to outstanding awards would be reduced by a factor of 10 and, in the case of outstanding stock options, the exercise price per share would be increased by a multiple of 10, such that the aggregate exercise price payable by the optionee would remain the same.  For example, an outstanding stock option to purchase 5,000 shares of our common stock at $0.10 per share would become exercisable for 500 shares of common stock at an exercise price of $1.00 per share.  In any reverse stock split, the number of shares of our common stock issuable upon exercise of outstanding stock awards will be rounded to the nearest whole share and no cash payment will be made in respect of such rounding.  The reverse stock split would have the same effect upon our outstanding warrants.

Fractional Shares

We will not issue any fractional share of common stock to holders of our common stock in connection with the reverse stock split.  Instead, with respect to any fractional share resulting from the reverse stock split, and subject to applicable law, we will either pay in cash the value of such fractional share, or round up such fractional share to the nearest whole share.

Affect on Registered and Beneficial Holders

If the reverse stock split is implemented, we intend to treat beneficial holders (i.e., stockholders who hold their shares in “street name” through a bank, broker or other nominee) in the same manner as stockholders of record whose shares are registered in their names.  Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding shares in “street name.”  However, these banks, brokers or other nominees may have their own procedures for processing reverse stock splits.  Stockholders who hold shares with a bank, broker or other nominee and have questions in this regard are encouraged to contact their bank, broker or other nominee.

No Dissenters’ Rights

Our stockholders are not entitled to dissenters’ rights or appraisal rights with respect to the amendment of our certificate of incorporation and the reverse stock split.

Certain Federal Income Tax Consequences of Reverse Stock Split

The following is a general summary of certain U.S. federal income tax consequences of the reverse stock split that may be relevant to stockholders.  This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, published administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below.  This summary does not purport to be complete and does not address all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders that may be subject to special tax rules. In addition, this summary does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction or U.S. federal tax consequences other than federal income taxation.

The Company has not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the United States federal income tax consequences of the reverse stock split and there can be no assurance the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.  EACH STOCKHOLDER SHOULD CONSULT SUCH HOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH STOCKHOLDER.

The reverse stock split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a stockholder generally should not recognize gain or loss upon the reverse stock split.  A stockholder’s aggregate tax basis in the shares of the common stock held following the reverse stock split should equal the aggregate tax basis of the shares of the common stock prior to the reverse stock split (excluding the effect of any fractional share that is rounded up, if at all), and the holding period of a stockholder’s shares of the common stock should not be affected.

Our Board of Directors recommends a vote “FOR” the proposal to approval of the amendment of our certificate of incorporation to effect the reverse stock split in a ratio of between 1-for-5 and 1-for-20, as determined by our Board.

PROPOSAL NO. 3

APPROVAL OF ADOPTION OF THE 2010 EQUITY INCENTIVE PLAN

On October 29, 2010, our Board adopted the Oxis International, Inc. 2010 Equity Incentive Plan (the “2010 Plan”), and recommended that the adoption of the 2010 Plan be submitted for approval by our stockholders.  The Board adopted the 2010 Plan because there are a limited number of shares available for grants of awards under our prior stock option plan, the Company’s 2003 Stock Incentive Plan (the “2003 Plan”).  In addition, the 2003 Plan will expire in 2013.  Upon the expiration of the 2003 Plan, the Company will no longer be able to grant any stock options or other awards to its employees, officers and directors.  The 2003 Plan, as amended, authorized the Company to grant options to purchase a total of 7,100,000 shares.  As of July 1, 2011, awards for 5,104,870 shares had been granted under the 2003 Plan and 1,995,130 shares remained available for future grants.

Management of the Company believes that granting options and other stock awards is an important incentive tool for the Company’s employees, officers and directors.  As a result, the Board adopted the 2010 Plan to continue to provide a means by which employees, directors and consultants of the Company may be given an opportunity to benefit from increases in the value of our Common Stock, and to attract and retain the services of such persons.  All of our employees, directors and consultants are eligible to participate in the 2010 Plan.

Until the stockholders approve the 2010 Plan, we may make awards under the 2010 Plan, as long as the effectiveness of the awards is conditioned upon obtaining such stockholder approval. If stockholders do not approval this proposal, we will not implement the 2010 Plan, and any currently outstanding awards under the 2010 Plan will terminate and be of no further force or effect.

A summary of the 2010 Plan is set forth below.  The summary is qualified in its entirety by reference to the full text of the 2010 Plan, a copy of which is set forth as Appendix B to this proxy statement.

General

The 2010 Plan provides for awards of incentive stock options, non-statutory stock options, rights to acquire restricted stock, and stock appreciation rights, or SARs.  Incentive stock options granted under the 2010 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).  Non-statutory stock options granted under the 2010 Plan are not intended to qualify as incentive stock options under the Code.  See “Federal Income Tax Consequences” below for a discussion of the principal federal income tax consequences of awards under the 2010 Plan.

Purpose

Our Board adopted the 2010 Plan to provide a means by which employees, directors and consultants of the Company and its affiliates may be given an opportunity to benefit from increases in the value of our Common Stock, to assist in attracting and retaining the services of such persons, to bind the interests of eligible recipients more closely to the Company’s interests by offering them opportunities to acquire shares of our Common Stock and to afford such persons stock-based compensation opportunities that are competitive with those afforded by similar businesses.  All of our employees, directors and consultants are eligible to participate in the 2010 Plan.

Administration

Unless it delegates administration to a committee as described below, our Board will administer the 2010 Plan.  Subject to the provisions of the 2010 Plan, the Board has the power to construe and interpret the 2010 Plan, and to determine: (i) the fair value of Common Stock subject to awards issued under the 2010 Plan; (ii) the persons to whom and the dates on which awards will be granted; (iii) what types or combinations of types of awards will be granted; (iv) the number of shares of Common Stock to be subject to each award; (v) the time or times during the term of each award within which all or a portion of such award may be exercised; (vi) the exercise price or purchase price of each award; and (vii) the types of consideration permitted to exercise or purchase each award and other terms of the awards.

The Board has the power to delegate administration of the 2010 Plan to a committee composed of one or more directors.  In the discretion of the Board, a committee may consist solely of “outside directors” or “non-employee directors” (as such terms are defined in the 2010 Plan).

Stock Subject to the 2010 Plan

Subject to the provisions of Sections 6.1.1 and 7.2 of the 2010 Plan relating to adjustments upon changes in our Common Stock, an aggregate of 22,500,000 shares of common stock have been reserved for issuance under the 2010 Plan.

If shares of Common Stock subject to an option or SAR granted under the 2010 Plan expire or otherwise terminate without being exercised (or exercised in full), such shares shall become available again for grants under the 2010 Plan.  If shares of restricted stock awarded under the 2010 Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the 2010 Plan.  Where the exercise price of an option granted under the 2010 Plan is paid by means of the optionee’s surrender of previously owned shares of common stock, or the Company’s withholding of shares otherwise issuable upon exercise of the option as may be permitted under the 2010 Plan, only the net number of shares issued and which remain outstanding in connection with such exercise shall be deemed “issued” and no longer available for issuance under the 2010 Plan.

Eligibility

Incentive stock options may be granted under the 2010 Plan only to employees of the Company and its affiliates.  Employees, directors and consultants of the Company and its affiliates are eligible to receive all other types of awards under the 2010 Plan.

No incentive stock option may be granted under the 2010 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant.  In addition, no employee may be granted options under the 2010 Plan exercisable for more than 3,000,000 shares of common stock during any twelve-month period.

Terms of Options and SARs

Options and SARs may be granted under the 2010 Plan pursuant to stock option agreements and stock appreciation rights agreements, respectively.  The following is a description of the permissible terms of options and SARs under the 2010 Plan.  Individual grants of options and SARs may be more restrictive as to any or all of the permissible terms described below.

Exercise Price; Payment

The exercise price of incentive stock options may not be less than the fair market value of the common stock subject to the option on the date of the grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value.  The exercise price of nonstatutory options also may not be less than the fair market value of the common stock on the date of grant.  The base value of a SAR may not be less than the fair market value of the common stock on the date of grant. The exercise price of options granted under the 2010 Plan must be paid either in cash at the time the option is exercised or, at the discretion of the Board, (i) by delivery of already-owned shares of our Common Stock, (ii) pursuant to a deferred payment arrangement, (iii) pursuant to a net exercise arrangement, or (iv) pursuant to a cashless exercise as permitted under applicable rules and regulations of the Securities and Exchange Commission.

In addition, the holder of a SAR is entitled to receive upon exercise of such SAR only shares of our Common Stock at a fair market value equal to the benefit to be received by the exercise.

Vesting

Options granted under the 2010 Plan may be exercisable in cumulative increments, or “vest,” as determined by the Board.  Our Board has the power to accelerate the time as of which an option may vest or be exercised.

Tax Withholding

To the extent provided by the terms of an option or SAR, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option or SAR by a cash payment upon exercise, or in the discretion of our Board, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our Common Stock or by a combination of these means.

Term

The maximum term of options and SARs under the 2010 Plan is ten years, except that in certain cases (see “Eligibility” above) the maximum term is five years.  Options and SARs awarded under the 2010 Plan generally will terminate three months after termination of the participant’s service; however, pursuant to the terms of the 2010 Plan, a grantee’s employment shall not be deemed to terminate by reason of such grantee’s transfer from the Company to an affiliate of the Company, or vice versa, or sick leave, military leave or other leave of absence approved by our Board, if the period of any such leave does not exceed ninety (90) days or, if longer, if the grantee’s right to reemployment by the Company or any of its affiliate is guaranteed either contractually or by statute.

Restrictions on Transfer

A recipient may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution.  During the lifetime of the recipient, only the recipient may exercise an option or SAR.  The Board may grant nonstatutory stock options and SARs that are transferable to the extent provided in the applicable written agreement.

Terms of Restricted Stock Awards

Restricted stock awards may be granted under the 2010 Plan pursuant to restricted stock purchase or grant agreements.  No awards of restricted stock may be granted under the 2010 Plan after ten (10) years from the Board’s adoption of the 2010 Plan.

Payment

Our Board may issue shares of restricted stock under the 2010 Plan as a grant or for such consideration, including services, and, subject to the Sarbanes-Oxley Act of 2002, promissory notes, as determined in its sole discretion.  If restricted stock under the 2010 Plan is issued pursuant to a purchase agreement, the purchase price must be paid either in cash at the time of purchase or, at the discretion of our Board, pursuant to any other form of legal consideration acceptable to the Board.

Vesting

Shares of restricted stock acquired under a restricted stock purchase or grant agreement may, but need not, be subject to forfeiture to the Company or other restrictions that will lapse in accordance with a vesting schedule to be determined by our Board. In the event a recipient’s employment or service with the Company terminates, any or all of the shares of Common Stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to the Company in accordance with such restricted stock agreement.

Tax Withholding

Our Board may require any recipient of restricted stock to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements.  If the recipient fails to pay the amount demanded, our Board may withhold that amount from other amounts payable by the Company to the recipient, including salary, subject to applicable law.  With the consent of our Board in its sole discretion, a recipient may deliver shares of our common stock to the Company to satisfy this withholding obligation.

Restrictions on Transfer

Rights to acquire shares of common stock under the restricted stock purchase or grant agreement shall be transferable by the recipient only upon such terms and conditions as are set forth in the restricted stock agreement, as the Board shall determine in its discretion, so long as shares of Common Stock awarded under the restricted stock agreement remains subject to the terms of the such agreement.

Adjustment Provisions

If any change is made to our outstanding shares of Common Stock without the Company’s receipt of consideration (whether through reorganization, stock dividend or stock split, or other specified change in the capital structure of the Company), appropriate adjustments may be made in the class and maximum number of shares of Common Stock subject to the 2010 Plan and outstanding awards.  In that event, the 2010 Plan will be appropriately adjusted in the class and maximum number of shares of Common Stock subject to the 2010 Plan, and outstanding awards may be adjusted in the class, number of shares and price per share of Common Stock subject to such awards.

Effect of Certain Corporate Events

In the event of (i) a liquidation or dissolution of the Company, (ii) a merger or consolidation of the Company with or into another corporation or entity (other than a merger with a wholly-owned subsidiary), or (iii) a sale of all or substantially all of the assets of the Company, any surviving or acquiring corporation may assume awards outstanding under the 2010 Plan or may substitute similar awards.  Unless the stock award agreement otherwise provides, in the event any surviving or acquiring corporation does not assume such awards or substitute similar awards, then the awards will terminate if not exercised at or prior to such event.

Duration, Amendment and Termination

The Board may suspend or terminate the 2010 Plan without stockholder approval or ratification at any time or from time to time.  Unless sooner terminated, the 2010 Plan will terminate ten years from the date of its adoption by the Board, i.e., in October 2020.

The Board may also amend the 2010 Plan at any time, and from time to time.  However, except as provided in Section 6.1.1 and 7.2 relating to adjustments upon changes in common stock, no amendment will be effective unless approved by our stockholders to the extent stockholder approval is necessary to preserve incentive stock option treatment for federal income tax purposes.  Our Board may submit any other amendment to the 2010 Plan for stockholder approval if it concludes that stockholder approval is otherwise advisable.

Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the recipient and the Company with respect to participation in the 2010 Plan.  This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options

There will be no federal income tax consequences to either us or the recipient upon the grant of an incentive stock option.  Upon exercise of the option, the excess of the fair market value of the stock over the exercise price, or the “spread,” will be added to the alternative minimum tax base of the recipient unless a disqualifying disposition is made in the year of exercise.  A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise.  If the shares of common stock are disposed of in a disqualifying disposition, the recipient will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a federal income tax deduction equal to such amount.  If the recipient sells the shares of common stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and we will not be entitled to a federal income tax deduction.

Non-statutory Stock Options and Restricted Stock Awards

Non-statutory stock options and restricted stock awards granted under the 2010 Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or us by reason of the grant.  Upon acquisition of the stock, the recipient will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price.  However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the Code), the taxable event will be delayed until the forfeiture provision lapses unless the recipient elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock.  If such election is not made, the recipient generally will recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the fair market value of the stock on such future date.  On that date, the recipient’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin.  If a recipient makes a Section 83(b) election, the recipient will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.

With respect to employees, we are generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized.  Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income with respect to the stock.  Such gain or loss will be long-term or short-term depending on whether the stock has been held for more than one year.

Stock Appreciation Rights or SARs

A recipient receiving a stock appreciation right will not recognize income, and we will not be allowed a tax deduction, at the time the award is granted. When a recipient exercises the stock appreciation right, the fair market value of any shares of common stock received will be ordinary income to the recipient and will be allowed as a deduction to us for federal income tax purposes.

Potential Limitation on Company Deductions

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain senior executives of the Company (a “covered employee”) in a taxable year to the extent that compensation to such employees exceeds $1,000,000.  It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation.  In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the award is granted by a committee solely comprising of “outside directors” (as defined in the 2010 Plan) and, among other things, the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant.  Awards to purchase restricted stock under the 2010 Plan will not qualify as performance-based compensation under the Treasury Regulations issued under Section 162(m).

The Board Of Directors Recommends A Vote “For” Approval of the adoption of the 2010 Equity Incentive Plan.

PROPOSAL NO. 4

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Seligson & Giannattasio, LLP as the independent registered public accounting firm to audit our financial statements for the year ending December 31, 2011.  During 2010, Seligson & Giannattasio, LLP served as our independent registered public accounting firm.  See “Principal Accountant Fees and Services” on page 32.  Representatives of Seligson & Giannattasio, LLP are expected to attend the Annual Meeting where they will be available to respond to appropriate questions and, if they desire, make a statement.

Our Board recommends a vote FOR the ratification of the appointment of Seligson & Giannattasio, LLP as our independent registered public accounting firm for 2011.  If the appointment is not ratified, the Board will consider whether it should select another independent registered public accounting firm.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of June 30, 2011, concerning beneficial ownership by:

•	Holders of more than 5% of our common stock and Series H Preferred Stock,
•	OXIS directors and nominees and each of the executive officers named below in the Summary Compensation Table, and
•	Current directors and OXIS executive officers as a group.

The information provided in the table is based on OXIS’s records, information filed with the SEC and information provided to OXIS, except where otherwise noted.

The number of shares beneficially owned by each entity or individual is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose.  Under such rules, beneficial ownership includes any shares as to which the entity or individual has sole or shared voting power or investment power and also any shares that the entity or individual has the right to acquire within 60 days after June 30, 2011 through the exercise of any stock option or other right.  Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table, and the address of each stockholder is c/o OXIS International, Inc., 468 N. Camden Drive, 2nd Fl., Beverly Hills, California 90210.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock	Number of Shares of Series H Preferred Stock Beneficially Owned	Percent of Series H Preferred Stock
Bristol Investment Fund, Ltd. (1) c/o Bristol Capital Advisors, LLC 10990 Wilshire Boulevard, Suite 1410 Los Angeles, CA 90024	34,779,357	14.2%	-	-
Theorem Group, LLC (2) 10880 Wilshire Boulevard, Suite 950 Los Angeles, CA 90025	5,400,000	2.5%	25,000	100%

Anshuman “Andy” Dube (3)	-	-	-	-
Anthony J. Cataldo (4)	2,793,222	1.3%	-	-
Michael Handelman (5)	250,000	*	-	-
Thomas W. Hoog (6)	250,000	*	-	-
Bernard Landes (7)	2,220,453	1.1%	-	-
Kenneth Eaton	-	-	-	-
David Saloff	-	-	-	-

All directors and executive officers as a group (7 persons)	5,513,775	2.6%

__________
* Less than 1.0%.

(1)
Represents shares issuable upon the exercise of outstanding warrants.  Paul Kessler, manager of Bristol Capital Advisors, LLC, the investment advisor to Bristol Investment Fund, Ltd., has voting and investment control over the securities held by Bristol Investment Fund, Ltd.  Mr. Kessler disclaims beneficial ownership of these securities.

(2)
Represents shares issuable upon: (i) the conversion of 25,000 outstanding shares of Series H Convertible Preferred Stock and a 0% Convertible Debenture that is due October 1, 2011, and (ii) the exercise of Series A Warrant to purchase up to 900,000 shares of Common Stock and Series B Warrant to purchase up to 900,000 shares of Common Stock.  The foregoing shares of Series H Convertible Preferred Stock, the 0% Convertible Debenture and the Series A Warrant and Series B Warrant limit the ability of the holder thereof to convert such securities if, following such conversion, the holder and its affiliates would beneficially own more than 4.99% of the Company’s then issued and outstanding shares of Common Stock.  The Series H Convertible Preferred Stock entitles the holder thereof to a number of votes, without the foregoing 4.99% limitation, equal to (A) the number of shares of Common Stock that such share of preferred stock could, at such time, be converted into (B) multiplied by 100 (or, a voting power of 250,000,000 shares).  The foregoing table includes the 2,500,000 shares of common stock the Series H Convertible Preferred Stock is convertible into, but does not include the effect of these 250,000,000 votes.  Anshuman Dube, managing director of Theorem Group, LLC, has voting and investment control over the securities held by Theorem Group, LLC.  Mr. Dube disclaims beneficial ownership of these securities.

(3)	Does not include any shares owned by Theorem Group, LLC described in the table. Mr. Dube is the Managing Member of Theorem Group, LLC.

(4)	The holdings of Anthony Cataldo include 2,793,322 shares issuable upon exercise of options that are exercisable currently or within 60 days of June 30, 2011.

(5)	The holdings of Michael Handelman include 250,000 shares issuable upon exercise of options that are exercisable currently or within 60 days of June 30, 2011.

(6)	The holdings of Thomas W. Hoog include 250,000 shares issuable upon exercise of options that are exercisable currently or within 60 days of June 30, 2011.

(7)	The holdings of Bernard Landes include 2,220,453 shares issuable upon exercise of options that are exercisable currently or within 60 days of June 30, 2011.

(8)	The holdings of the executive officers and directors as a group include 5,513,775 shares issuable upon exercise of options that are exercisable currently or within 60 days of June 30, 2011.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC reports regarding their ownership and changes in ownership of our securities.  We believe that, during 2010, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements, with the following exceptions: Bernard Landes (late on the Form 3 required to be filed upon his appointment as President); Michael Handelman (late on the Form 3 required to be filed upon his appointment as Chief Financial Officer); Anthony Cataldo (late on the Form 3 required to be filed upon his appointment as Chairman of the Board and Chief Executive Officer); Anshuman “Andy” Dube (late on the Form 3 required to be filed upon his appointment as a director); Theorem Group, LLC (late on the Form 3 required to be filed upon acquiring at least a 10% interest in the Company); and Gary Post (our former secretary and director was late on three Form 4 filings representing three different transactions).  In making this statement, we have relied upon our examination of the copies of Forms 3, 4 and 5, and amendments thereto, provided to us and the written representations of our directors, executive officers and 10% stockholders.

TRANSACTIONS WITH RELATED PERSONS

Related Person Transaction Policies and Procedures

We currently rent office space and administrative facilities from Theorem Capital, LLC, an affiliate of one of our major stockholders, Theorem Group, LLC.  Theorem Group, LLC currently beneficially owns in excess of 60.6% of this company’s voting capital stock.  The facilities have been rented on a month-to-month basis since October 2009 at a monthly rate of $5,000 per month.  Mr. Dube, a member of our board of directors, is the managing director of Theorem Group, LLC and Theorem Capital, LLC.  We paid Theorem Capital, LLC a total of $60,000 under this arrangement during the fiscal year ended December 31, 2010.

On October 13, 2009, Theorem Group, LLC acquired all of the outstanding shares of our Series G Preferred Stock from Bristol Investment Fund, Ltd.  The Series G Preferred Stock Certificate Designation contained an error in the voting rights that were granted to the holder of the Series G Preferred Stock.  Following the purchase by Theorem Group, LLC of the Series G Preferred Stock from Bristol Investment Fund, Ltd., we discovered certain other inaccuracies in the terms of the Series G Preferred Stock and inconsistencies with the disclosures made by us regarding such terms.  Accordingly, rather than amending the Certificate of Designation of the Series G Preferred Stock to correct the voting rights provisions and to otherwise confirm the rights of the Series G Preferred Stock, we created a new series of preferred stock designated as “Series H Convertible Preferred Stock” and entered into that certain Exchange Agreement, dated February 10, 2010, with Theorem Group, LLC, pursuant to which agreement Theorem Group exchanged all its shares of Series G Preferred Stock for an equal number of Series H Preferred Stock.  In the Exchange Agreement, Theorem Group also released us from any liabilities related to the incorrect terms of the Series G Preferred Stock.  Mr. Dube, who was appointed to our board of directors, effective March 5, 2010, is the managing director of Theorem Group, LLC.

EXECUTIVE MANAGEMENT AND COMPENSATION

Executive Officers

As of July 1, 2011, our only executive officers are Bernard Landes, who serves as our President, and Michael Handelman, who serves as our and Chief Financial Officer.

Bernard Landes was appointed our President effective March 1, 2010.  Mr. Landes has over 33 years of experience in the nutraceutical and functional foods industry.  Since January 2000, Mr. Landes has been the President of the Nutritional Products Consulting Group, a company that provided consulting services to a global client base in the areas of scientific, regulatory, product commercialization, and mergers and acquisitions.  Among his lead clients was, MonaVie LLC, a large developer and marketer of scientifically formulated anti-oxidant nutritional beverages.   Mr. Landes currently serves as the President of  MonaVie’s Science Advisory Board, a position which he has held since its formation in September 2008.  Mr. Landes was the CEO of Paracelsian, Inc., an herbal nutritional supplements company, from January 1998 to December 1999.  Prior to that, he was a General Manager at Alacer Corporation, a nutritional supplement and functional water company.  Prior to his services at Alacer Corporation, Mr. Landes served for 10 years as director of Marketing, Strategic Planning, Product Development, Nutritional Science and Regulatory Affairs for Health Valley Foods.  Mr. Landes also served as General Manager of Zila Nutraceuticals where he managed the Ester-C brand of enhanced Vitamin C from January 2006 until November 2006 when the Company was sold to NBTY.

Michael Handelman was appointed our Chief Financial Officer effective March 1, 2010.  Mr. Handelman has over 28 years of financial management experience and has provided services to this company since August 2009 as a financial management consultant.  Before joining us, he served from November 2004 to July 2009 as Chief Financial Officer and Chief Operating Officer of TechnoConcepts, Inc., a developing technology and manufacturing company.  Prior to that, Mr. Handelman served from October 2002 to October 2004 as Chief Financial Officer of Interglobal Waste Management, Inc., a California start-up manufacturing company, and from July 1999 to September 2002 as Vice President and Chief Financial Officer of Janex International, a children’s toy manufacturer.  Mr. Handelman has also been the Chief Financial Officer from 1993 to 1996 of the Los Angeles Kings, a National Hockey League franchise.  Mr. Handelman is a certified public accountant and holds a degree in accounting from the City University of New York.

Summary of Cash and Other Compensation.

The following table sets forth compensation for services rendered in all capacities to the Company for each person who served as an executive officer during the fiscal year ended December 31, 2010 (the “Named Executive Officers”). No other executive officer of the Company received salary and bonus, which exceeded $100,000 in the aggregate during the fiscal year, ended December 31, 2010:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)	Total ($)
Anthony J. Cataldo, Chairman and Chief Executive Officer (1)	2010	$180,000	-	$51,391	$231,391
Michael Handelman, Chief Financial Officer	2010	$54,000	-	$5,749	$59,749
Bernard Landes, President	2010	$100,000	-	$51,063	$151,063
(1)	Mr. Cataldo was our Chief Executive Officer during 2010, but resigned in June 2011.

Employment Agreements

Employment Agreement with Bernard Landes

On March 11, 2010, we entered into an Employment Agreement, effective March 1, 2010, with Bernard Landes, pursuant to which Mr. Landes was employed as this company’s President through February 28, 2011.  The agreement renews automatically at the end of the initial term for up to four additional consecutive one-year periods, unless either party delivers a notice of termination at least 30 days prior to the expiration of the term to the other party.  Under his employment agreement, Mr. Landes is entitled to a base annual salary of $100,000.  Mr. Landes is eligible to receive a bonus as determined by the company in its sole discretion.  Additionally, Mr. Landes was granted an incentive stock option to purchase up to 2,220,453 shares of the company’s Common Stock under the company’s 2003 Stock Incentive Plan, which is equal to one percent of the sum of (i) the total number of shares of Common Stock, (ii) the number of shares issuable pursuant to currently outstanding, fully vested and exercisable stock options, and (iii) the number of shares issuable upon the conversion of convertible securities issued by the company, other than convertible debt which may, at the company’s option, be repaid prior to conversion, (“One Percent”) as of the first date of the initial one-year term.  For each renewal term, Mr. Landes will be granted an additional number of shares equal to One Percent as of the first date of each such additional renewal term.  The options vest and become exercisable in four equal quarterly installments on the 90th, 180th, 270th and 365th day after the first date of the initial term or the renewal term, as the case may be, provided that Mr. Landes remains in the company’s continuous employ through such quarterly vesting dates.  The options are exercisable at an exercise price equal to the Common Stock as of the first date of the initial term and thereafter on the date of any subsequent grant upon any subsequent renewal term, and have a term of 10 years from the date of grant.  In the event the company terminates Mr. Landes’ employment without “cause” (as defined in his employment agreement), the company has agreed to pay him a lump-sum severance amount equal to the greater of his salary due for the balance of such term or his nine months’ base annual salary under his employment agreement.

Employment Agreement with Michael Handelman

On March 11, 2010, we entered into an Employment Agreement, effective March 1, 2010, with Michael Handelman, pursuant to which Mr. Handelman was employed as the company’s Chief Financial Officer and Treasurer through February 28, 2011.  The agreement renews automatically at the end of the initial term for up to four additional consecutive one-year periods, unless either party delivers a notice of termination at least 30 days prior to the expiration of the term to the other party.  Under his employment agreement, Mr. Handelman is entitled to a base annual salary of $54,000.  Mr. Handelman is eligible to receive a bonus as determined by the company in its sole discretion.  Additionally, Mr. Handelman was granted an incentive stock option to purchase up to 250,000 shares of Common Stock under the company’s 2003 Stock Incentive Plan, and will be granted an additional option to purchase 250,000 shares at the commencement of each renewal term.  The options vest and become exercisable in four equal quarterly installments on the 90th, 180th, 270th and 365th day after the first date of the initial term or the renewal term, as the case may be, provided that Mr. Handelman remains in the company’s continuous employ through such quarterly vesting dates.  In the event the company terminates Mr. Handelman’s employment without “cause” (as defined in his employment agreement), the company agrees to pay him a lump-sum severance amount equal to the greater of his salary due for the balance of such term or his three months’ base annual salary under his employment agreement.

Outstanding Equity Awards At Fiscal Year End

The following table summarizes the number of securities underlying outstanding option awards pursuant to our 2003 Stock Incentive Plan and other equity awards for each Named Executive Officer as of December 31, 2010.

	Option Awards
Name	Number Of Securities Underlying Unexercised Options (#) Exercisable	Number Of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Anthony Cataldo	1,676,020	4,028,061	$0.17	3/1/2020
Michael Handelman	187,500	62,500	$0.17	3/1/2020
Bernard Landes	1,665,340	555,113	$0.17	3/1/2020

Option Exercises And Stock Vested In Fiscal Year 2010

The following table provides information regarding exercises of stock options by each of our Named Executive Officers during 2010.

	Option Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)(1)
Anthony Cataldo	0	-
Michael Handelman	0	-
Bernard Landes	0	-

(1)	Represents the difference between the exercise price and the fair market value of the common stock on the date of exercise.

Equity Compensation Plan Information

The following table sets forth information regarding our compensation plans (including individual compensation arrangements) under which shares of our common stock were authorized for issuance as of December 31, 2010:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders (1)	3,943,782	0.19	2,993,718
Equity compensation plans not approved by security holders (2)	7,490,869	0.21	22,500,000	(2)
Total	11,434,651		25,493,718

(1)
As of December 31, 2010, we had options issued and outstanding to purchase 3,806,282 shares of common stock under our 2003 Stock Incentive Plan and 137,500 shares of common stock under the 1994 Stock Incentive Plan.  Our 1994 Stock Incentive Plan terminated on April 30, 2004 and no additional grants may be made under that plan.  As approved by stockholders, we may grant additional options to purchase up to 2,993,718 shares of common stock under our 2003 Stock Incentive Plan as of December 31, 2010.  The number of shares reserved for issuance pursuant to options under the 2003 Stock Incentive Plan was increased by 300,000 shares on January 1, 2011 pursuant to an evergreen provision in the stock option plan.

(2)
As of December 31, 2010, we had options and warrants issued and outstanding for the purchase of an aggregate of 7,490,869 shares of our common stock to former officers, directors, consultants and advisors outside of our 1994 Stock Incentive Plan and our 2003 Stock Incentive Plan, which were issued on a case by case basis at the discretion of the board of directors.  In addition, on October 29, 2010, our Board adopted the Oxis International, Inc. 2010 Equity Incentive Plan (the “2010 Plan”), and recommended that the adoption of the 2010 Plan be submitted for approval by our stockholders at the Annual Meeting.

PRINCIPAL AUDITOR FEES AND SERVICES

The Audit Committee has appointed Seligson & Giannattasio, LLP as our independent registered public accounting firm for the year ending December 31, 2011.  Representatives of Seligson & Giannattasio, LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Fees Incurred by OXIS International, Inc. for Seligson & Giannattasio, LLP

The following table shows the fees paid or accrued by us for audit and other services provided by Seligson & Giannattasio, LLP for 2010 and 2009.

	2010	2009
Audit Fees (1)	$50,500	$55,000
Audit-Related Fees
All Other Fees
Tax Fees
Total	$50,500	$55,000

All services rendered by Seligson & Giannattasio, LLP were pre-approved by the Audit Committee.  The Audit Committee has adopted a pre-approval policy that provides for the pre-approval of all services to be performed for us by Seligson & Giannattasio, LLP.  The policy authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.  Pursuant to this policy, the Board delegated such authority to the Chairman of the Audit Committee.  All pre-approval decisions must be reported to the Audit Committee at its next meeting.

___________________
(1)
Audit fees represent fees for professional services provided in connection with the audit of our financial statements, including the audit of management’s assessment of internal control over financial reporting, and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

REPORT OF THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

The Audit Committee represents and assists the Board in fulfilling its responsibilities for general oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of our internal audit function and independent registered public accounting firm, and risk assessment and risk management.  The Audit Committee manages our relationship with our independent registered public accounting firm (which reports directly to the Audit Committee).  The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from OXIS for such advice and assistance.

Our management is primarily responsible for our internal control and financial reporting process.  Our independent registered public accounting firm, Seligson & Giannattasio, LLP, is responsible for performing an independent audit of our consolidated financial statements and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles and the effectiveness of our internal control over financial reporting. The Audit Committee monitors our financial reporting process and reports to the Board on its findings.

In this context, the Audit Committee hereby reports as follows:

1.      The Audit Committee has reviewed and discussed the audited financial statements with our management.

2.      The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

3.      The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence,” and has discussed with the independent registered public accounting firm its independence.

4.      Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the SEC.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

AUDIT COMMITTEE

Anshuman “Andy” Dube
Thomas Hoog

ADDITIONAL INFORMATION

STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING MAY OBTAIN, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2010, OTHER THAN EXHIBITS TO SUCH REPORT, UPON WRITTEN OR ORAL REQUEST TO OXIS INTERNATIONAL, INC., 468 N. CAMDEN DRIVE, BEVERLY HILLS, CALIFORNIA 90210, TELEPHONE (310) 860-5184, ATTENTION: CORPORATE SECRETARY.  WE WILL ALSO FURNISH TO SUCH PERSONS A COPY OF ANY EXHIBITS TO OUR ANNUAL REPORT ON FORM 10-K FOR A FEE OF $0.20 PER PAGE, PAYABLE IN ADVANCE.  THIS FEE COVERS ONLY OUR REASONABLE EXPENSES IN FURNISHING THE EXHIBITS.

APPENDIX A

FORM OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO EFFECT REVERSE STOCK SPLIT

“Upon the effective date of this amendment to the Second Amended and Restated Certificate of Incorporation of the Corporation, and without further action on the part of the Corporation or its stockholders, each _______ shares of the Corporation’s Common Stock then issued and outstanding shall be combined into and become one fully paid and nonassessable share of Common Stock.  Fractional shares shall be rounded up to the next whole share.  To reflect such reverse stock split, each certificate representing shares of Common Stock issued and outstanding prior to the reverse stock split (subject to the treatment of fractional shares, as provided above) shall represent one-______ of the number of shares of Common Stock issued and outstanding prior to such reverse stock split; and the holder of record of each such certificate may receive a new certificate representing one-______ of the number of shares of Common Stock represented by said certificate for theretofore issued and outstanding shares.”

APPENDIX B

OXIS INTERNATIONAL, INC.

2010 EQUITY INCENTIVE PLAN

1.	PURPOSES OF THE PLAN

The purposes of the 2010 Equity Incentive Plan (the “Plan”) of Oxis International, Inc., a Delaware corporation (the “Company”), are to:

1.1           Encourage selected employees, directors, consultants and advisers to improve operations and increase the profitability of the Company;

1.2           Encourage selected employees, directors, consultants and advisers to accept or continue employment or association with the Company or its Affiliates (as defined below); and

1.3           Increase the interest of selected employees, directors, consultants and advisers in the Company’s welfare through participation in the growth in value of the common stock of the Company (the “Common Stock”).  All references herein to stock or shares, unless otherwise specified, shall mean the Common Stock.

2.	TYPES OF AWARDS; ELIGIBLE PERSONS

2.1           The Administrator (as defined below) may, from time to time, take the following action, separately or in combination, under the Plan: (a) grant “incentive stock options” (“ISOs”) intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”); (b) grant “non-qualified options” (“NQOs,” and together with ISOs, “Options”); (c) issue or sell shares of Common Stock (“Restricted Stock”) and (d) grant stock appreciation rights (any such right would permit the holder to receive the excess of the fair market value of Common Stock on the exercise date over its fair market value (or a greater base value) on the grant date (“SARs”)), either in tandem with Options or as separate and independent grants.  Any such awards may be made to employees, including employees who are officers or directors, and to individuals described in Section 1 of the Plan who the Administrator believes have made or will make a contribution to the Company or any Affiliate; provided, however, that only a person who is an employee of the Company or any Affiliate at the date of the grant of an Option is eligible to receive ISOs under the Plan.

2.2           For purposes of the Plan: (a) the term “Affiliate” means a parent or subsidiary corporation as defined in the applicable provisions (currently Section 424(e) and 424(f), respectively) of the Code; (b) the term “employee” includes an officer or director who is an employee of the Company; (c) the term “consultant” includes persons employed by, or otherwise affiliated with, a consultant; and (d) the term “adviser” includes persons employed by, or otherwise affiliated with, an adviser.

2.3           Except as otherwise expressly set forth in the Plan, no right or benefit under the Plan shall be subject in any manner to anticipation, alienation, hypothecation, or charge, and any such attempted action shall be void.  No right or benefit under the Plan shall in any manner be liable for or subject to debts, contracts, liabilities, or torts of any optionee or any other person except as otherwise may be expressly required by applicable law.

1

3.	STOCK SUBJECT TO THE PLAN; MAXIMUM NUMBER OF GRANTS

3.1           Subject to the provisions of Section 3.2, the total number of shares of Common Stock that may be issued as Restricted Stock or on the exercise of Options or SARs under the Plan shall not exceed 22,500,000 shares.  The shares subject to an Option or SAR granted under the Plan that expire, terminate or are cancelled unexercised shall become available again for grants under the Plan.  If shares of Restricted Stock awarded under the Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan.  Where the exercise price of an Option is paid by means of the optionee’s surrender of previously owned shares of Common Stock or the Company’s withholding of shares otherwise issuable upon exercise of the Option as may be permitted in the Plan, only the net number of shares issued and which remain outstanding in connection with such exercise shall be deemed “issued” and no longer available for issuance under the Plan.  No eligible person shall be granted Options or other awards during any twelve-month period covering more than 3,000,000 shares.

3.2           If the Common Stock is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then the number and class of shares of stock subject to the Plan that may be issued under the Plan shall be proportionately adjusted (provided that any fractional share resulting from such adjustment shall be disregarded).

4.	ADMINISTRATION

4.1           The Plan shall be administered by the Board of Directors of the Company (the “Board”) or by a committee (the “Committee”) to which the Board has delegated administration of the Plan (or of part thereof) (in either case, the “Administrator”).  The Board shall appoint and remove members of the Committee in its discretion in accordance with applicable laws.  At the Board’s discretion, or if necessary in order to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or Section 162(m) of the Code, the Committee shall, in the Board’s discretion, be comprised solely of “non-employee directors” within the meaning of said Rule 16b-3 or “outside directors” within the meaning of Section 162(m) of the Code.  The foregoing notwithstanding, the Administrator may delegate non-discretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under this Plan.

4.2           Subject to the other provisions of the Plan, the Administrator shall have the authority, in its discretion: (a) to grant Options and SARs and grant or sell Restricted Stock; (b) to determine the fair market value of the shares of Common Stock subject to Options or other awards; (c) to determine the exercise price of Options granted, which shall be no less than the fair market value of the Common Stock on the date of grant, the economic terms of SARs granted, which shall provide for a benefit of the appreciation on Common Stock over not less than the value of the Common Stock on the date of grant, or the offering price of Restricted Stock; (d) to determine the persons to whom, and the time or times at which, Options or SARs shall be granted or Restricted Stock granted or sold, and the number of shares subject to each Option or SAR or the number of shares of Restricted Stock granted or sold; (e) to construe and interpret the terms and provisions of the Plan, of any applicable agreement and all Options and SARs granted under the Plan, and of any Restricted Stock award under the Plan; (f) to prescribe, amend, and rescind rules and regulations relating to the Plan; (g) to determine the terms and provisions of each Option and SAR granted and award of Restricted Stock (which need not be identical), including but not limited to, the time or times at which Options and SARs shall be exercisable or the time at which the restrictions on Restricted Stock shall lapse; (h) with the consent of the Grantee, to rescind any award or exercise of an Option or SAR; (i) to modify or amend the terms of any Option, SAR or Restricted Stock (with the consent of the Grantee or holder of the Restricted Stock if the modification or amendment is adverse to the Grantee or holder); (j) to reduce the purchase price of Restricted Stock or exercise price of any Option or base price of any SAR; (k) to accelerate or defer (with the consent of the Grantee) the exercise date of any Option or SAR or the date on which the restrictions on Restricted Stock lapse; (l) to issue shares of Restricted Stock to an optionee in connection with the accelerated exercise of an Option by such optionee; (m) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option, SAR or award of Restricted Stock; (n) to determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan; and (o) to make all other determinations deemed necessary or advisable for the administration of the Plan, any applicable agreement, Option, SAR or award of Restricted Stock.

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4.3           All questions of interpretation, implementation, and application of the Plan or any agreement or Option, SAR or award of Restricted Stock shall be determined by the Administrator, which determination shall be final and binding on all persons.

5.	GRANTING OF OPTIONS AND SARS; AGREEMENTS

5.1           No Options or SARs shall be granted under the Plan after 10 years from the date of adoption of the Plan by the Board.

5.2           Each Option and SAR shall be evidenced by a written agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such grant is made (“Grantee,” which term shall include the permitted successors and assigns of the Grantee with respect to the Option or SAR).  In the event of a conflict between the terms or conditions of an agreement and the terms and conditions of the Plan, the terms and conditions of the Plan shall govern.

5.3           Each Option agreement shall specify whether the Option it evidences is an NQO or an ISO, provided, however, all Options granted under the Plan to non-employee directors, consultants and advisers of the Company are intended to be NQOs.

5.4           Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options or SARs under the Plan to persons who are expected to become employees, directors, consultants or advisers of the Company, but are not employees, directors, consultants or advisers at the date of approval, and the date of approval shall be deemed to be the date of grant unless otherwise specified by the Administrator.

5.5           For purposes of the Plan, the term “employment” shall be deemed to include service as an employee, director, consultant or adviser.  For avoidance of any doubt, a person who is in the employment of the Company is not necessarily an “employee” for purposes of ISOs.

6.	TERMS AND CONDITIONS OF OPTIONS AND SARS

Each Option and SAR granted under the Plan shall be subject to the terms and conditions set forth in Section 6.1.  NQOs and SARs shall also be subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3.  ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2.  SARs shall be subject to the terms and conditions of Section 6.4.

6.1           Terms and Conditions to Which All Options and SARs Are Subject.  All Options and SARs granted under the Plan shall be subject to the following terms and conditions:

6.1.1           Changes in Capital Structure.  Subject to Section 6.1.2, if the Common Stock is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then the number and class of shares of stock subject to each Option and SAR outstanding under the Plan, and the exercise price of each outstanding Option and the base value of SAR, shall be automatically and proportionately adjusted; provided, that the Company shall not be required to issue fractional shares as a result of any such adjustments.  Such adjustment, however, in any outstanding Option or SAR shall be made without change in the total price applicable to the unexercised portion of the Option or SAR but with a corresponding adjustment in the price for each share covered by the unexercised portion of the Option or SAR.  Any determination by the Administrator in connection with these adjustments shall be final, binding, and conclusive.  If an adjustment under this Section 6.1.1 would result in a fractional share interest under an option or any installment, the Administrator’s decision as to inclusion or exclusion of that fractional share interest shall be final, but no fractional shares of stock shall be issued under the Plan on account of any such adjustment.

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6.1.2           Corporate Transactions.  The provisions of this Section 6.1.2 shall apply to all Options and SARs granted under this Plan unless otherwise provided for in the stock option agreement or in a separate employment or other agreement between the Grantee and the Company.  To the extent not previously exercised, all Options and SARs shall terminate immediately prior to the consummation of a Corporate Transaction (as defined below) unless the Administrator determines otherwise in its sole discretion, provided, however, that the Administrator, in its sole discretion, may (i) permit exercise of any Options and/or SARs prior to their termination, even if such Options and/or SARs would not otherwise have been exercisable (provided that the Option or SAR has not expired by its terms and that the Grantee takes all steps necessary to exercise the Option or SAR prior to the Corporate Transaction as required by the agreement evidencing the Option or SAR), and/or (ii) provide that all or certain of the outstanding Options or SARs shall be assumed or an equivalent option substituted by an applicable successor corporation or any Affiliate of the successor corporation in the event of a Corporate Transaction.  A “Corporate Transaction” means (i) a liquidation or dissolution of the Company; (ii) a merger or consolidation of the Company with or into another corporation or entity (other than a merger with a wholly-owned subsidiary); or (iii) a sale of all or substantially all of the assets of the Company in a single transaction or a series of related transactions.

6.1.3           Time of Option or SAR Exercise.  Subject to Section 5 and 6.3.4, an Option or SAR granted under the Plan shall be exercisable (a) immediately as of the effective date of the applicable agreement granting the Option or SAR or (b) in accordance with a schedule or performance criteria as may be set by the Administrator and specified in the applicable agreement.  However, in no case may an Option or SAR be exercisable until the Company and the Grantee execute a written agreement in form and substance satisfactory to the Company.

6.1.4           Grant Date.  The date of grant of an Option or SAR under the Plan shall be the date approved or any date thereafter specified by the Administrator in such approval and reflected as the effective date of the applicable agreement.

6.1.5           Non-Transferability of Rights.  Except with the express written approval of the Administrator, which approval the Administrator is authorized to give only with respect to NQOs and SARs, no Option or SAR granted under the Plan shall be assignable or otherwise transferable by the Grantee except by will or by the laws of descent and distribution.  During the life of the Grantee, an Option or SAR shall be exercisable only by the Grantee or permitted transferee.

6.1.6           Payment.  Except as provided below, payment in full, in cash, shall be made for all Common Stock purchased at the time written notice of exercise of an Option is given to the Company and the proceeds of any payment shall be considered general funds of the Company.  The Administrator in its sole discretion may include in any Option agreement, or separately approve in connection with the exercise of any Option, any one or more of the following additional methods of payment (provided such payment does not violate applicable law or regulations or the rules of any securities exchange on which the Company’s securities may be listed):

(a)           Subject to the Sarbanes-Oxley Act of 2002, acceptance of the Grantee’s full recourse promissory note for all or part of the Option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest or original issue discount would be imputed), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company);

(b)           Delivery by the optionee of shares of Common Stock already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.1.10) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock;

(c)           Through the surrender of shares of Common Stock then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6.1.10) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by surrender of such stock; and

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(d)           By means of so-called cashless exercises through a securities broker as permitted under applicable rules and regulations of the Securities and Exchange Commission and the Federal Reserve Board.

6.1.7           Termination of Employment.  Unless otherwise provided in the applicable agreement, if for any reason a Grantee ceases to be employed by at least the Company or one of its Affiliates, each Option and SAR held by the Grantee at the date of termination of employment (to the extent then exercisable) may be exercised in whole or in part at any time (but in no event after the Expiration Date and or the termination of the Option or SAR pursuant to Section 6.1.2) within one year of the date of termination in the case of termination by reason of death or disability; at the commencement of business on the date of a termination for “cause” (as defined in the applicable agreement or in any agreement with the Company pertaining to employment); and, in all other cases, within 90 days of the date of termination.  For purposes of this Section 6.1.7, a Grantee’s employment shall not be deemed to terminate by reason of the Grantee’s transfer from the Company to an Affiliate, or vice versa, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the Grantee’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

6.1.8           Withholding and Employment Taxes.  At the time of exercise and as a condition thereto, or at such other time as the amount of such obligation becomes determinable, the Grantee of an Option or SAR shall remit to the Company in cash all applicable federal and state withholding and employment taxes.  Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the Grantee’s (a) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate, (b) tendering to the Company previously owned shares of Common Stock or other securities of the Company with a fair market value equal to the required amount, or (c) agreeing to have shares of Common Stock (with a fair market value equal to the required amount), which are acquired upon exercise of the Option or SAR, withheld by the Company.

6.1.9           Other Provisions.  Each Option and SAR granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator, and each ISO granted under the Plan shall include such provisions and conditions as are necessary to qualify the Option as an “incentive stock option” within the meaning of Section 422 of the Code.

6.1.10           Determination of Fair Market Value.  For purposes of the Plan, the fair market value of Common Stock or other securities of the Company shall be determined as follows:

(a)           If the stock of the Company is listed on a securities exchange or is regularly quoted by a recognized securities dealer, and selling prices are reported, its fair market value shall be the closing price of such stock on the date the value is to be determined, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

(b)           In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company’s net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company’s industry, the Company’s position in the industry, the Company’s management, and the values of stock of other corporations in the same or a similar line of business.

6.1.11           Option and SAR Term.  Subject to Section 6.3.4, no Option or SAR shall be exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the applicable agreement (the end of the maximum exercise period stated in the agreement is referred to in the Plan as the “Expiration Date”).

6.2           Terms and Conditions to Which Only NQOs and SARs Are Subject.  Options granted under the Plan which are designated as NQOs and SARs shall be subject to the following terms and conditions:

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6.2.1           Exercise Price.  The exercise price of an NQO and the base value of an SAR shall be the amount determined by the Administrator as specified in the option or SAR agreement, but shall not be less than the fair market value of the Common Stock on the date of grant (determined under Section 6.1.10).

6.3           Terms and Conditions to Which Only ISOs Are Subject.  Options granted under the Plan which are designated as ISOs shall be subject to the following terms and conditions:

6.3.1           Exercise Price.  The exercise price of an ISO shall not be less than the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.  The exercise price of an ISO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate (a “10% Stockholder”) shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

6.3.2           Disqualifying Dispositions.  If stock acquired by exercise of an ISO granted pursuant to the Plan is disposed of in a “disqualifying disposition” within the meaning of Section 422 of the Code (a disposition within two years from the date of grant of the Option or within one year after the issuance of such stock on exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

6.3.3           Grant Date.  If an ISO is granted in anticipation of employment as provided in Section 5.4, the Option shall be deemed granted, without further approval, on the date the Grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of the Plan for Options granted on that date.

6.3.4           Term.  Notwithstanding Section 6.1.11, no ISO granted to any 10% Stockholder shall be exercisable more than five years after the date of grant.

6.4           Terms and Conditions Applicable Solely to SARs.  In addition to the other terms and conditions applicable to SARs in this Section 6, the holder shall be entitled to receive on exercise of an SAR only Common Stock at a fair market value equal to the benefit to be received by the exercise.

6.5           Manner of Exercise.  A Grantee wishing to exercise an Option or SAR shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and/or withholding taxes as provided in Sections 6.1.6 and 6.1.8.  The date the Company receives written notice of an exercise hereunder accompanied by the applicable payment will be considered as the date such Option or SAR was exercised.  Promptly after receipt of written notice of exercise and the applicable payments called for by this Section 6.5, the Company shall, without stock issue or transfer taxes to the holder or other person entitled to exercise the Option or SAR, deliver to the holder or such other person a certificate or certificates for the requisite number of shares of Common Stock.  A holder or permitted transferee of an Option or SAR shall not have any privileges as a stockholder with respect to any shares of Common Stock to be issued until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

7.	RESTRICTED STOCK

7.1           Grant or Sale of Restricted Stock.

7.1.1           No grants or sales of Restricted Stock shall be made under the Plan after 10 years from the date of adoption of the Plan by the Board.

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7.1.2           The Administrator may issue Restricted Stock under the Plan for such consideration (including past or future services, any benefit to the Company, and, subject to applicable law, recourse promissory notes) and such other terms, conditions and restrictions as determined by the Administrator.  The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Administrator.  If shares are subject to forfeiture or repurchase by the Company, all dividends or other distributions paid by the Company with respect to the shares may be retained by the Company until the shares are no longer subject to forfeiture or repurchase, at which time all accumulated amounts shall be paid to the recipient.

7.1.3           All Common Stock issued pursuant to this Section 7.1 shall be subject to an agreement, which shall be executed by the Company and the prospective recipient of the Common Stock prior to the delivery of certificates representing such stock to the recipient.  The agreement may contain any terms, conditions, restrictions, representations and warranties required by the Administrator.  The certificates representing the shares shall bear any legends required by the Administrator.

7.1.4           The Administrator may require any purchaser or grantee of Restricted Stock to pay to the Company in cash, upon demand, amounts necessary to satisfy any applicable federal, state or local tax withholding requirements.  If the purchaser or grantee fails to pay the amount demanded, the Administrator may withhold that amount from other amounts payable by the Company to the purchaser or grantee, including salary, subject to applicable law.  With the consent of the Administrator in its sole discretion, a purchaser may deliver Common Stock to the Company to satisfy this withholding obligation.

7.2           Corporate Transactions.  All restricted stock subject to forfeiture as of the occurrence of any Corporate Transaction shall be forfeited immediately prior to the consummation of such Corporate Transaction unless the Administrator determines otherwise in its sole discretion.  The Administrator, in its sole discretion, may remove any restrictions as to any outstanding restricted stock.  The Administrator may, in its sole discretion, provide that all outstanding restricted stock participate in the Corporate Transaction with an equivalent stock substituted by an applicable successor corporation subject to the restriction.

8.	EMPLOYMENT OR CONSULTING RELATIONSHIP

Nothing in the Plan, any Option or SAR granted under the Plan, or any Restricted Stock granted or sold under the Plan, shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate the employment of any Grantee or holder of Restricted Stock or an SAR at any time, nor confer upon any Grantee or holder of Restricted Stock or an SAR any right to continue in the employ of, or consult with, or advise, the Company or any of its Affiliates.

9.	CONDITIONS UPON ISSUANCE OF SHARES

Notwithstanding the provisions of any Option, SAR or offer of Restricted Stock, the Company shall have no obligation to issue shares under the Plan unless such issuance shall be either registered or qualified under applicable securities laws, including, without limitation, the Securities Act, or exempt from such registration or qualification.  The Company shall have no obligation to register or qualify such issuance under the Securities Act or other securities laws.

10.	NON-EXCLUSIVITY OF THE PLAN

The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

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11.	MARKET STAND-OFF

Each Grantee and recipient of Restricted Stock, if so requested by the Company or any representative of the underwriters in connection with any registration of any securities of the Company under the Securities Act, shall not sell or otherwise transfer any shares of Common Stock acquired upon exercise of Options or SARs, or such Restricted Stock or receipt of Restricted Stock during a period of up to 180 days following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction is applicable to all directors and officers of the Company.

12.	AMENDMENTS TO PLAN

The Board may at any time amend, alter, suspend or discontinue the Plan.  Without the consent of a Grantee or holder of Restricted Stock, no amendment, alteration, suspension or discontinuance may adversely affect such person’s outstanding Option(s), SAR(s) or the terms applicable to Restricted Stock except to conform the Plan and ISOs granted under the Plan to the requirements of federal or other tax laws relating to ISOs.  No amendment, alteration, suspension or discontinuance to the Plan shall require stockholder approval unless (a) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes; (b) the Board otherwise concludes that stockholder approval is advisable; or (c) such approval is required under the rules of any securities exchange on which securities of the Company are registered.

13.	COMPLIANCE WITH CALIFORNIA CODE OF REGULATIONS.

13.1           Except during any period in which the grant of Options and grant or sale of Restricted Stock under this Plan is exempt from qualification under the California Corporate Securities Law of 1968 pursuant to any exemption other than Section 25102(o) of such Law, the Plan, all Options granted and all Restricted Stock granted or sold under the Plan shall comply with Sections 260.140.41, 260.140.42, 260.140.45 and 260.140.46 of Title 10 of the California Code of Regulations, as in effect and as from time to time amended (“Title 10”), including the following (which shall be deemed modified or amended by any corresponding change in the applicable regulations):

13.1.1           At no time shall the total number of securities issuable upon exercise of all outstanding options (excluding options, warrants and rights excluded by Section 260.140.45) and the total number of shares provided for under any stock bonus or similar plan or agreement of the Company exceed the 30% limitation set forth in Section 260.140.45 of Title 10 based on the securities of the Company which are outstanding at the time the calculation is made.

13.1.2           The exercise price of the Option, and the purchase price of Restricted Stock, shall not be less than 85% (100% in the case of any person who owns securities possessing more than 10% of the total combined voting power of all classes of securities of the Company) of the fair market value of the stock covered by the Option at the time the Option is granted (with fair value and total combined voting power determined in accordance with Section 260.140.41(b) and 260.140.42(b), as applicable, of Title 10).

13.1.3           No Option shall be transferable except by will, the laws of descent and distribution, or as permitted by Rule 701 under the Securities Act of 1933, as amended.

13.1.4           If the Option is granted to an employee other than an officer, director, manager or consultant, it shall be exercisable at the rate of at least 20% per year over five years.

13.1.5           If the Restricted Stock is sold to an employee other than an officer, director, manager or consultant, any right to repurchase at the original purchase price must lapse at the rate of at least 20% per year over five years and the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the stock within 90 days of termination of employment.

13.1.6           If the Option gives the Company the right to repurchase shares acquired upon exercise of the Option upon termination of employment, it must comply with Section 260.140.41 of Title 10.

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13.1.7           The Option shall remain exercisable (to the extent the optionee is entitled to exercise on the date of termination of employment) for at least: (i) six months after the date of termination of employment where termination occurs by reason of an optionee’s death or disability; or (ii) 30 days after the date of termination of employment if termination was for any reason other than death, disability or termination by the Company for cause (as defined in the applicable agreement or in any agreement with the Company pertaining to employment) (provided that in each case that the Option shall not be exercisable after the Expiration Date).

13.2           Annual Financial Statements. The Company shall provide to each Grantee financial statements of the Company at least annually.

14.	EFFECTIVE DATE OF PLAN; DISCONTINUANCE OR TERMINATION OF PLAN

The Plan became effective on October 29, 2010, the effective date of adoption by the Board; provided, however, that no shares of Common Stock shall be issued, and no Option or SAR shall be exercisable, unless and until the Plan is approved by the holders of a majority of the Common Stock of the Company entitled to vote within 12 months after adoption by the Board.  If any Options or SARs are so granted and stockholder approval shall not have been obtained within 12 months of the date of adoption of the Plan by the Board, such Options and SARs shall terminate retroactively as of the date they were granted. The Board may at any time adopt a resolution stating that no more awards will be granted under the Plan.  The Plan shall terminate upon the first date at which there shall not be any outstanding Options or SARS or any outstanding Restricted Stock subject to vesting and/or repurchase conditions following the first to occur of: (a) October 29, 2020 or (b) the date the Board adopts a resolution discontinuing the grant of awards under the Plan.

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APPENDIX C

CODE OF CONDUCT AND ETHICS
FOR
OXIS INTERNATIONAL, INC.
(a Delaware corporation, the “Company”)

Introduction.

Oxis International, Inc. (the “Company”) will conduct its business honestly and ethically wherever we operate.  This Code of Business Conduct and Ethics (this “Code”) covers a wide range of business practices and procedures.  It does not cover every issue that may arise, but it sets out basic principles to guide all directors, officers and employees of the Company.  All of our directors, officers and employees must conduct themselves accordingly and seek to avoid even the appearance of improper behavior.  This Code should also be provided to and followed by the Company’s other agents and representatives, including consultants.

In accordance with applicable law and stock exchange regulations, this Code will be filed with the Securities and Exchange Commission (the “SEC”), posted on the Company’s website and/or otherwise made available for examination by our stockholders.

Honesty and Integrity.

Our business is based on mutual trust, honesty and integrity in all of our affairs, both internally and externally.  This philosophy must be respected at all times.  Each of us must be truthful in our business dealings with each other, and with our auditors, legal counsel, regulators and loan review and compliance staffs.  Illegal, dishonest and fraudulent acts are grounds for termination.  Making false statements or otherwise misleading internal or external auditors, attorneys, regulators or loan review and compliance personnel is prohibited.  You must never withhold or fail to communicate fully information that is requested in connection with an appropriately authorized investigation or review.  Any concealment of information is a violation of your employment agreement, which may result in termination of your employment with the Company and could constitute a criminal act.

Protecting Corporate Assets

You are responsible for safeguarding the assets of the Company.  Company assets must not be used for personal benefit.  The Company’s assets include, but are not limited to, all of its properties, including intellectual properties, business information, cash, and securities.  Misappropriation of Company assets is a violation of your employment agreement, which may result in termination of your employment with the Company and could constitute a criminal act.

Accuracy of Company Records and Reports

The Company is committed to maintaining records, data and information that are accurate and complete so as to permit the Company to make timely and accurate disclosures to its regulators and to its stockholders.  You are personally responsible for the integrity of the information, reports and records under your control.  Records must be maintained in sufficient detail so as to reflect accurately the Company’s transactions and activities.  Our financial statements must be prepared in accordance with generally accepted accounting principles (“GAAP”) and fairly present, in all material respects, the financial condition and results of the Company.  To accomplish full, fair, and accurate reporting, you must ensure that financial reports issued by the Company are timely, accurate, understandable, and complete.

Compliance With Laws

The Company’s activities shall always be in full compliance with applicable laws and regulations.  When such laws or regulations are ambiguous or difficult to interpret, you should seek advice from the Company’s outside legal counsel.

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Conflicts Of Interest

You must conduct your private, business, and personal activities in a manner that avoids conflict with, or even the appearance of conflict with, your ability to act solely in the interests of the Company.  A conflict of interest arises if you have interests of any nature that compromise your ability to act objectively and in the best interests of the Company.  Conflicts can arise directly or through your family members or through business or other entities in which you or your family members have an interest.  At no time may you, on behalf of the Company, transact personal business, the business of an immediate family member, or the business of a for profit entity in which you or a member of your immediate family has an interest (other than an interest not exceeding 1% in a publicly traded company (a “Permitted Public Company Interest”)), with the Company.  In all such situations, you must disqualify yourself from involvement with any transaction or relationship between that person and the Company.

Business Ventures with Customers

You may not enter into or participate with the Company’s customers in business ventures without the approval of a majority of the Board of Directors of the Company, or an applicable committee thereof.

Acting as a Fiduciary

Officers may not assume the responsibility of executor, administrator, trustee, guardian, custodian, attorney-in-fact under a power of attorney, or any other fiduciary capacity (except with respect to matters involving direct family relationships) without the approval of a majority of the Board of Directors of the Company, or an applicable committee thereof.

Company Opportunities

You must not take for yourself any opportunity that belongs to the Company.  Whenever the Company has been seeking a particular business opportunity, or the opportunity has been offered to the Company, or the Company’s funds, facilities or personnel have been used in developing the opportunity, that opportunity rightfully belongs to the Company and not to its employees.

Investments in Customers or Suppliers

Because investments are an area in which conflicts of interest can very easily develop, you should obtain prior approval from a majority of the Board of Directors of the Company, or an applicable committee thereof, before investing directly or indirectly in the business of a customer or supplier of the Company, other than a Permitted Public Company Interest, as defined above.  Under no circumstances should you acquire an equity interest in a company that is a customer or supplier at a price, which is more favorable than the price offered to the general public.  If you own a direct or indirect interest in a business or other entity that becomes a customer or supplier, you should notify a majority of the Board of Directors of the Company, or an applicable committee thereof, as soon as the underlying facts are known to you.

Business Expenses

You must have all business-related expenses approved by the Chairman of the Board of Directors and the Chief Financial Officer of the Company.  You must carefully observe expense account regulations and guidelines.  Falsification of an expense account is considered to be a misappropriation of corporate funds and constitutes grounds for dismissal.

Gifts from Customers

You shall not solicit or accept for yourself, or for a third party, anything of value in return for, or in connection with, any business, service, or activity of the Company.  You shall not accept a gift in circumstances in which it could appear that his or her business judgment was influenced by such gift.  You shall not allow an immediate family member or business associate to accept a gift, services, loans or preferential treatment in exchange for a past, current, or future business relationship with the Company.

2

Disclosure of Potential Conflicts of Interest

You shall immediately disclose to a majority of disinterested members of the Board of Directors of the Company, or an applicable committee thereof, all situations that possess a potential for conflict of interest.

Political Donations

You are prohibited from making any contribution to political candidates on behalf of the Company.  You also may not make any contributions of anything of value in connection with any federal, state or local candidate’s election.  The Company makes, and discloses fully, contributions in state and local elections for the purpose of supporting ballot propositions that are in the interests of the Company and its several constituencies.  Any proposal for political contributions on behalf of the Company or a group of Company employees should be referred for approval to a majority of disinterested members of the Board of Directors of the Company, or an applicable committee thereof.

Confidential Information

You shall not use the Company’s confidential and nonpublic information in any manner for personal advantage or to provide advantage to others.

Insider Trading

You must at all times comply with all laws and regulations concerning insider trading.  In general, you are prohibited by applicable law from trading in the securities of any company while in possession of material, nonpublic information (also known as “inside information”) regarding that company.  This prohibition applies to the Company’s securities as well as to the securities of other companies, including the Company’s customers and suppliers, and to transactions for any account of the Company, client account or personal account.  It is also illegal to “tip” or pass on inside information to any other person if you know or reasonably suspect that the person receiving such information from you will misuse such information by trading in securities or passing such information on further, even if you do not receive any monetary benefit.

Investment Prudence

You must not use your position at the Company to obtain leverage with respect to any investment, including investments in publicly traded securities, and should not accept preferential treatment of any kind based on your position with the Company in connection with your investments.

Cross - Selling Services/Tying Restrictions.

“Tying” arrangements, whereby customers are required to purchase or provide one product or service as a condition for another being made available, are unlawful in certain instances.  You should consult the Company’s outside legal counsel for advice on tying restrictions.  The Company prohibits any such unlawful requirements.

Anti - Competitive Practices.

The Company is subject to complex laws (known as “antitrust laws”) designed to preserve competition among enterprises and to protect consumers from unfair business arrangements and practices.  You should avoid discussion of competitively sensitive topics, such as prices, pricing policies, costs and marketing strategies (except as reasonably required by your job duties).

Anti – Money Laundering Compliance.

Money laundering is the process of converting illegal proceeds so that funds are made to appear legitimate, and it is not limited to cash transactions.  The Company is obligated by law to join with governments, international organizations and members of the financial services industry to help prevent money laundering.  You must follow all of anti-money laundering policies and procedures.

3

Nondiscrimination.

The Company endeavors to make all decisions responsibly, constructively and equitably without bias as to race, color, creed, religion, national origin, sex, marital status, age, veteran’s status or membership in any other protected class or receipt of public assistance.  Failure to do so is against Company policy.

Misleading Statements.

You should make every effort not to make false or misleading remarks about suppliers, customers, or competitors, or their products and services.

Corporate Gifts to Others.

You must use care in connection with gifts to others.  If a gift could be viewed as consideration for business, you should not make the gift.

Entertainment.

Legitimate entertainment of reasonable value is an accepted practice to the extent that it meets all standards of ethical business conduct and involves no element of concealment.

Other Remuneration.

In the conduct of the Company’s business, no bribes, kickbacks or similar remuneration or consideration of any kind are to be given or offered to any individual or organization for any reason whatsoever.

Equal Employment Opportunity.

The Company is an equal opportunity employer and expects and you are expected to comply with all laws concerning discriminatory employment practices.  Advancement at the Company is based on talent and performance.  In addition, retaliation against individuals for raising claims of discrimination is prohibited.

Harassment and Intimidation.

The Company prohibits sexual or any other kind of harassment or intimidation by any employee or Director of the Company.  Harassment, whether based on a person’s race, gender, religion, national origin, disability, sexual orientation, or socioeconomic status, is completely inconsistent with our tradition of providing a respectful, professional workplace.  You must never use company systems to transmit or receive electronic images or text of a sexual nature or containing ethnic slurs, racial epithets or any other material of a harassing.

4

OXIS INTERNATIONAL, INC.

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 25, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Michael Handelman and Bernard Landes and each of them, as the attorneys, agents and proxies of the undersigned, with full power of substitution to each, to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Stockholders of OXIS International, Inc. to be held at 1801 Century Park East, Suite 1600, Los Angeles, California 90067 on Thursday, August 25, 2011 at 10:00 a.m., and at any and all adjournments thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, “FOR” THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE OUTSTANDING COMMON STOCK AT ANY TIME PRIOR TO THE NEXT ANNUAL MEETING OF STOCKHOLDERS IN A RATIO BETWEEN 1-FOR-5 AND 1-FOR-20, AS DETERMINED IN THE DISCRETION OF THE BOARD OF DRIECTIORS, “FOR” THE ADOPTION OF THE 2010 EQUITY INCENTIVE PLAN, AND “FOR” RATIFICATION OF THE APPOINTMENT OF SELIGSON & GIANNATTASIO, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS MADE, IT WILL BE VOTED “FOR” THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, “FOR” THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT PRIOR TO THE NEXT ANNUAL MEETING OF STOCKHOLDERS IN THE DISCRETION OF THE BOARD OF THE DIRECTORS, “FOR” THE ADOPTION OF THE 2010 EQUITY INCENTIVE PLAN, AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF SELIGSON & GIANNATTASIO, LLP.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

1.ELECTION OF DIRECTORS	☐	FOR all nominees listed below (except to withhold authority to vote for any individual nominee or nominees, strike a line through the name(s) of the nominee(s) below).	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

Director Nominee Name
Anthony Cataldo
Anshuman “Andy” Dube
Thomas W. Hoog
Kenneth Eaton
David Saloff

2.APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE OUTSTANDING SHARES OF COMMON STOCK AT ANY TIME PRIOR TO THE NEXT ANNUAL MEETING OF STOCKHOLDERS IN A RATIO OF BETWEEN 1-FOR-5 AND 1-FOR-20, AS DETERMINED IN THE DISCRETION OF THE BOARD OF DIRECTORS.

☐      FOR             ☐          AGAINST                      ☐      ABSTAIN

3.APPROVE THE ADOPTION OF THE 2010 EQUITY INCENTIVE PLAN.
☐      FOR             ☐          AGAINST                      ☐      ABSTAIN

4.RATIFICATION OF THE APPOINTMENT OF SELIGSON & GIANNATTASIO, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OXIS INTERNATIONA, INC. FOR THE YEAR ENDING DECEMBER 31, 2011.
☐      FOR             ☐          AGAINST                      ☐      ABSTAIN

5.OTHER BUSINESS. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any and all adjournments thereof.  The Board of Directors, at present, knows of no other business to be presented by or on behalf of OXIS International, Inc. or the Board of Directors at the meeting.

☐      I WILL ATTEND THE MEETING IN PERSON.                                                     ☐           I WILL NOT ATTEND THE MEETING IN PERSON.

ADDRESS LABEL THIS SPACE MUST BE LEFT BLANK
The undersigned hereby ratifies and confirms all that the attorneys and proxies, or either of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement accompanying such notice.

Dated: , 2011

Signature

Signature

Please date this proxy card and sign above exactly as your name appears on this card.  Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustee, etc., should give their full titles.